                       STATEMENT OF ADDITIONAL INFORMATION
                           ING VARIABLE PRODUCTS FUNDS

                      ING VARIABLE PORTFOLIOS, INC. (IVPI)
                ING STRATEGIC ALLOCATION PORTFOLIOS, INC. (ISAPI)
                          ING VP MONEY MARKET PORTFOLIO
                         ING VP BALANCED PORTFOLIO, INC.
                       ING VP INTERMEDIATE BOND PORTFOLIO
           ING VARIABLE FUNDS D/B/A ING VP GROWTH AND INCOME PORTFOLIO

                         ADV CLASS, CLASS I, AND CLASS S

                 APRIL 29, 2005 AS SUPPLEMENTED AUGUST 25, 2005

     This Statement of Additional Information ("SAI") is not a Prospectus but is incorporated by reference in and should be read in conjunction with the current Class I Prospectus (formerly Class R), Class S Prospectus, and ADV Class Prospectus (each, a "Prospectus," collectively, the "Prospectuses") for ING VP Balanced Portfolio, ING VP Growth and Income Portfolio, ING VP Growth Portfolio, ING VP Small Company Portfolio, ING VP Index Plus LargeCap Portfolio, ING VP Index Plus MidCap Portfolio, ING VP Index Plus SmallCap Portfolio, ING VP Value Opportunity Portfolio, ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING VP Global Science and Technology Portfolio, ING VP International Equity Portfolio, ING VP Strategic Allocation Balanced Portfolio, ING VP Strategic Allocation Growth Portfolio, and ING VP Strategic Allocation Income Portfolio, each dated April 29, 2005, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). Unless otherwise defined in this SAI, capitalized terms used in this SAI have the meaning given to them in the Prospectuses.

     Shares of the Portfolios are sold to insurance company separate accounts, so that the Portfolios may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies ("Variable Contracts"). The Portfolios also may sell their shares to certain other investors, such as qualified pension and retirement plans, insurance companies and any investment adviser to the Portfolios as well as to the general accounts of any insurance company whose separate account holds shares of the Portfolios. Share of the Portfolios are currently offered to separate accounts ("Variable Accounts") of insurance companies that are subsidiaries of ING Groep N.V. Shares of the Portfolios also may be made available to affiliated investment companies under the fund-of-funds arrangements, consistent with
Section 12(d)(1)(G) of the Investment Company Act of 1940 (the "1940 Act"). For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

     IVPI and ISAPI each are authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. The series of IVPI, ISAPI, ING VP Money Market Portfolio, ING VP Balanced

Portfolio, Inc., ING VP Intermediate Bond Portfolio and ING VP Growth and Income Portfolio are each referred to as a "Portfolio" and collectively, as the "Portfolios" in this SAI.

IVPI currently has authorized multiple Portfolios:

  -  ING VP International Equity Portfolio
  -  ING VP Growth Portfolio
  -  ING VP Small Company Portfolio
  -  ING VP Global Science and Technology Portfolio
  -  ING VP Index Plus LargeCap Portfolio
  -  ING VP Index Plus MidCap Portfolio
  -  ING VP Index Plus SmallCap Portfolio
  -  ING Value Opportunity Portfolio

ISAPI currently has authorized three Portfolios:

  -  ING VP Strategic Allocation Growth Portfolio
  -  ING VP Strategic Allocation Balanced Portfolio
  -  ING VP Strategic Allocation Income Portfolio

     In addition, the financial statements from each Portfolio and the independent auditors' report thereon, included in each Portfolio's Annual Report, dated December 31, 2004, are incorporated herein by reference into this SAI. A free copy of each Portfolio's Annual or Semi-Annual Reports and Prospectus is available upon request by writing to the respective Portfolio at:
7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034, or by calling:
1-800-992-0180.

                                TABLE OF CONTENTS

GENERAL INFORMATION                                                            4
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES                                7
DIRECTORS/TRUSTEES AND OFFICERS                                               66
BOARDS OF DIRECTORS/TRUSTEES                                                  70
DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES                                      72
INDEPENDENT DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES                          73
DIRECTOR/TRUSTEE COMPENSATION                                                 74
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                    77
INVESTMENT ADVISORY AGREEMENTS                                                80
SUB-ADVISORY AGREEMENTS                                                       82
ADMINISTRATIVE SERVICES AGREEMENTS                                            92
CUSTODIAN                                                                     94
TRANSFER AGENT                                                                94
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 94
LEGAL COUNSEL                                                                 94
PRINCIPAL UNDERWRITER                                                         94
DISTRIBUTION SERVICING ARRANGEMENTS                                           94
SHAREHOLDER SERVICES AND DISTRIBUTION PLAN                                    96
DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES                            97
PURCHASE AND REDEMPTION OF SHARES                                             99
BROKERAGE ALLOCATION AND TRADING POLICIES                                    100
CODE OF ETHICS                                                               105
PROXY VOTING PROCEDURES                                                      106
NET ASSET VALUE                                                              106
TAX STATUS                                                                   108
PERFORMANCE INFORMATION                                                      110
FINANCIAL STATEMENTS                                                         114
APPENDIX A                                                                   A-1

                               GENERAL INFORMATION

     On May 1, 2002, the names of each Portfolio and if applicable, its series of Portfolios, changed as follows:

OLD NAME                                    NEW NAME
--------                                    --------
Aetna Variable Portfolios, Inc.             ING Variable Portfolios, Inc.
     Aetna Growth VP                             ING VP Growth Portfolio
     Aetna International VP                      ING VP International Equity Portfolio
     Aetna Small Company VP                      ING VP Small Company Portfolio
     Aetna Value Opportunity VP                  ING VP Value Opportunity Portfolio
     Aetna Index Plus LargeCap VP                ING VP Index Plus LargeCap Portfolio
     Aetna Index Plus MidCap VP                  ING VP Index Plus MidCap Portfolio
     Aetna Index Plus SmallCap VP                ING VP Index Plus SmallCap Portfolio

Aetna Generation Portfolios, Inc.           ING Generation Portfolios, Inc.
     Aetna Ascent VP                             ING VP Ascent Portfolio
     Aetna Crossroads VP                         ING VP Crossroads Portfolio
     Aetna Legacy VP                             ING VP Legacy Portfolio

Aetna Variable Encore Fund                  ING VP Money Market Portfolio
d/b/a Aetna Growth and Income VP

Aetna Balanced VP, Inc.                     ING VP Balanced Portfolio, Inc.

Aetna Income Shares                         ING VP Intermediate Bond Portfolio*
d/b/a Aetna Bond VP

Aetna Variable Fund                         ING VP Growth and Income Portfolio
d/b/a Aetna Growth and Income VP

* On August 16, 2004, the name of ING VP Bond Portfolio's changed to ING VP Intermediate Bond Portfolio.

     On October 1, 2002 the names of the Portfolios set out below, changed as follows:

OLD NAME                                    NEW NAME
--------                                    --------
ING Generation Portfolios, Inc.             ING Strategic Allocation Portfolios, Inc.
     ING VP Ascent Portfolio                     ING VP Strategic Allocation Growth Portfolio
     ING VP Crossroads Portfolio                 ING VP Strategic Allocation Balanced Portfolio
     ING VP Legacy Portfolio                     ING VP Strategic Allocation Income Portfolio

     On May 1, 2002, the name of Aetna Technology Portfolio changed to ING VP Technology Portfolio.

     On February 17, 2004, the name of ING VP Technology Portfolio changed to ING VP Global Science and Technology Portfolio.

     Effective May 1, 2004 Class R shares of the Portfolios were renamed as Class I shares with no changes to the fee structure.

     Adviser Class ("ADV Class") shares have been incorporated but had not yet commenced operations as of the date of this SAI.

     ORGANIZATION ING VP Balanced Portfolio, Inc., ISAPI and IVPI each were incorporated in Maryland in 1988, 1994 and 1996, respectively.

     ING VP Intermediate Bond, ING VP Money Market and ING VP Growth and Income Portfolios were originally established as Maryland Corporations in 1973, 1974 and 1974, respectively. Each was converted to a Massachusetts business trust on January, 1984. Each currently operates under a Declaration of Trust ("Declaration") dated May 1, 2002.

     CLASSES The Board of Directors/Trustees of the Portfolios (the "Board") has the authority to subdivide each Portfolio into classes of shares having different attributes, so long as each share of each class represents a proportionate interest in the Portfolio equal to each other share in that Portfolio. Shares of each Portfolio currently are classified into three classes. ADV Class, Class I and Class S shares are offered through this SAI and the corresponding Prospectuses. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the distribution fees borne by ADV Class and Class S; (b) the expenses allocable exclusively to each class; and (c) the voting rights on matters exclusively affecting a single class.

     CAPITAL STOCK Shares of each Portfolio have no preemptive or conversion rights. Each share of a Portfolio has the same rights to share in dividends declared by that Portfolio. Upon liquidation of any Portfolio, shareholders in that Portfolio are entitled to share pro rata in the net assets of the Portfolio available for distribution to shareholders. Shares of each Portfolio are fully paid and nonassessable.

     SHAREHOLDER LIABILITY ING VP Money Market, ING VP Intermediate Bond and ING VP Growth and Income Portfolios each are organized as a "Massachusetts business trust." Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of a Portfolio, which is not true in the case of a corporation. The Declaration of each Massachusetts business trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of that Portfolio and that every written agreement, obligation, instrument or undertaking made by that Portfolio shall contain a provision to the effect that shareholders are not personally liable thereunder. With respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, and claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Portfolio. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Portfolio. The Board intends to conduct the operations of each Portfolio, with the advice of counsel, in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio.

     VOTING RIGHTS Shareholders of each Portfolio are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors or Trustees, as the case may be (hereafter, "Trustees") (to the extent hereinafter provided), and on other matters submitted to the vote of shareholders. Participants who select a Portfolio for investment through their variable annuity contract (VA Contract) or variable life insurance policy (VLI Policy) are not the shareholders of the Portfolio. The insurance companies that issue the separate accounts are the true shareholders, but generally pass through voting to Participants as described in the prospectus for the applicable VA Contract or VLI Policy. Once the initial Board is elected, no meetings of the shareholders for the purpose of electing Trustees will be held unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, or shareholders holding 10% or more of the outstanding shares request such a vote. The Trustees then in office will call a shareholder meeting for election of Trustees. Vacancies occurring between any such meetings shall be filled as allowed by law, provided that immediately after filling any such vacancy, at least two-thirds of the Trustees holding office have been elected by the shareholders. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Trustees of ING VP Money Market, ING VP Intermediate Bond and ING VP Growth and Income Portfolios may be removed from office (1) at any time by two-thirds vote of the Trustees; (2) by a majority vote of Trustees when any Trustee becomes mentally or physically incapacitated; (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares; or (4) by written declaration filed with each Portfolio's custodian signed by two-thirds of a Portfolio's shareholders. Directors/Trustees of IVPI, ISAPI and ING VP Balanced Portfolio, Inc. may be removed at any meeting of shareholders by the vote of a majority of all shares entitled to vote. Any Director/Trustee may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors/Trustees can, if they choose to do so, elect all the Directors/Trustees of a Portfolio, in which event the holders of the remaining shares will be unable to elect any person as a Director/Trustee.

     1940 ACT CLASSIFICATION Each Portfolio is an open-end management investment company, as that term is defined under the 1940 Act. Each Portfolio is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

     As a matter of operating policy, ING VP Money Market Portfolio may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that ING VP Money Market Portfolio may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give ING VP Money Market Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer for more than three business days only in the event Rule 2a-7 is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

     The investment objectives and certain investment policies of each Portfolio are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without approval of a majority of the outstanding voting securities of that Portfolio. This means the lesser of (a) 67% of the shares of a Portfolio present at a shareholders' meeting if the holders of more than 50% of the shares of that Portfolio then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Portfolio.

     As a matter of fundamental policy, a Portfolio will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Portfolio's total assets. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry, although a Portfolio may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, each Portfolio, except for ING VP Balanced, ING VP Intermediate Bond, and ING VP Growth and Income Portfolios, will classify finance companies as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, ING VP Strategic Allocation Growth, ING VP Strategic Allocation Balanced and ING VP Strategic Allocation Income Portfolios will classify real estate stocks as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Portfolio's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Further, ING VP Global Science and Technology Portfolio will classify science and technology stocks as separate industries according to service type, including, but not limited to, semiconductors, biotechnology, pharmaceuticals, Internet software and services.

     Additionally for ING VP Strategic Allocation Portfolios and ING VP Money Market Portfolio, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Portfolio may (a) purchase bonds, debentures or other debt instruments, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities, provided that the value of such loaned securities does not exceed one-third of the Portfolio's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (a) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) a Portfolio (other than ING VP Money Market Portfolio) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to certain fundamental restrictions set forth below, a Portfolio may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate partnership interests except that:
     (a) to the extent appropriate under it's investment program, a Portfolio (other than ING VP Money Market and ING VP Intermediate Bond Portfolios) may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; and (b) the ING VP Strategic Allocation Portfolios may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Portfolio holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts , except that a Portfolio may, to the extent appropriate under its investment program: (a) purchase securities of companies engaged in such activities; (b) (other than ING VP Money Market Portfolio) enter into transactions in financial and index futures contracts and related options; and (c) enter into forward currency contracts;

(7) borrow money, except that (a) a Portfolio (other than ING VP Money Market Portfolio) may enter into certain futures contracts and options related thereto; (b) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements: (c) for temporary emergency purposes, a Portfolio may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (d) for purposes of leveraging, a Portfolio (other that the ING VP Money Market Portfolio) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Portfolio's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of that Portfolio's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Portfolio will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Portfolio, that Portfolio may be deemed to be an underwriter under the provisions Act of 1933 ("1933 Act").

     The Board has adopted the following other investment restrictions, which may be changed by the Board and without shareholder vote. A Portfolio will not:

(1) except for ING VP Global Science and Technology Portfolio and the ING VP Strategic Allocation Portfolios, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs if each Portfolio as described in the SAI and in the Prospectuses;

(2) except for ING VP International Equity Portfolio, ING VP Global Science and Technology Portfolio and the ING VP Strategic Allocation Portfolios, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). ING VP Money Market Portfolio may only purchase foreign securities or obligations that are U.S.-dollar denominated;

(3)  invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other materials;

(5) invest more than 15% (10% for ING VP Money Market, ING VP Index Plus LargeCap, ING VP Index Plus MidCap and ING VP Index Plus SmallCap Portfolios) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule144a under, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC ("Adviser," "Investment Adviser" or "ING Investments") the Portfolios' investment adviser, and the Sub-Advisers to the Portfolios, ING Investment Management Co. (formerly known as Aeltus Investment Management, Inc.) ("ING IM") and BlackRock Advisors, Inc. ("BlackRock"), shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

(6) invest more than 15% (10% for ING VP Index Plus LargeCap, ING VP Index Plus MidCap and ING VP Index Plus SmallCap Portfolios) of the total of its assets in high yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by ING Investments or the Sub-Advisers to be of comparable quality).

     When a Portfolio's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number
(2), industry classifications are determined in accordance with the classifications established by Bloomberg Industry Group for all Portfolios except ING VP Global Science and Technology Portfolio and Standard Industrial Classification ("SIC") Codes for ING VP Global Science and Technology Portfolio. Industry classifications may be changed at any time to reflect changes in the market place.

     ING VP Money Market Portfolio will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities of ING IM determines the security to be of comparable quality.

     The remainder of ING VP Money Market Portfolio's assets will be invested in securities rated within the two highest short-term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if ING IM determines the security to be of comparable quality. With respect to this group of securities, ING VP Money Market generally may not, however, invest more than 1% of the market value of its total assets or $1 million; whichever is greater, in the securities or obligations of a single issuer.

     ING VP Index Plus LargeCap, ING VP Index Plus MidCap and ING VP Index Plus SmallCap Portfolio's each has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities in the capitalization range defined for the Portfolio in the Prospectuses. Each Portfolio also has adopted a policy to provide its shareholders with at least 60 days' prior notice of any changes in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

     ING VP International Equity Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

     ING VP Small Company Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small-capitalization companies as defined in the Prospectuses. The Portfolio has also a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

     ING VP Global Science and Technology Portfolio has adopted a non-fundamental policy as Required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the Value of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies in the science and technology sectors. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

     ING VP Intermediate Bond Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

The chart below sets out certain investment techniques that each Portfolio may employ. Descriptions of these techniques and associated risk factors follow the chart.

                                             ING            ING
                                             VP             VP
                                    ING VP  INDEX  ING VP  INDEX               ING
ASSET CLASSES/                      GROWTH   PLUS  INDEX   PLUS    ING VP   STRATEGIC
  INVESTMENT       ING VP   ING VP   AND    LARGE   PLUS   SMALL   SMALL   ALLOCATION
  TECHNIQUES      BALANCED  GROWTH  INCOME   CAP   MIDCAP   CAP   COMPANY   BALANCED
-------------------------------------------------------------------------------------
EQUITIES

Common Stock          X        X       X      X      X       X       X         X

Convertible           X        X       X      X      X       X       X         X
Securities

Preferred Stocks      X        X       X      X      X       X       X         X

Synthetic             X                                                        X
Convertible
Securities(1)

FOREIGN
INVESTMENTS

ADR's/EDR's           X        X       X      X      X       X       X         X
GDR'S

Eurodollar            X        X       X      X      X       X       X         X
Convertible
Securuties

Eurodollar/           X        X       X      X      X       X       X         X
YankeeDollar
Instruments

Foreign               X        X       X      X      X       X       X         X
Currency
Exchange
Transactions

Foreign               X                                                        X
Mortgage-Related
Securities

                      ING        ING       ING VP              ING    ING
ASSET CLASSES/     STRATEGIC  STRATEGIC    GLOBAL      ING      VP     VP    ING VP
  INVESTMENT      ALLOCATION  ALLOCATION   SCIENCE   VP INT.  VALUE  INTERM  MONEY
  TECHNIQUES        GROWTH      INCOME    AND TECH.  EQUITY    OPP.   BOND   MARKET
-----------------------------------------------------------------------------------
EQUITIES

Common Stock          X           X           X         X       X      X

Convertible           X           X           X         X       X      X
Securities

Preferred Stocks      X           X           X         X       X      X

Synthetic             X           X                                    X
Convertible
Securities(1)

FOREIGN
INVESTMENTS

ADR's/EDR's           X           X           X         X       X      X
GDR'S

Eurodollar            X           X           X         X       X      X
Convertible
Securuties

Eurodollar/           X           X           X         X       X      X       X
YankeeDollar
Instruments

Foreign               X           X           X         X       X      X
Currency
Exchange
Transactions

Foreign               X           X                                    X
Mortgage-Related
Securities

                                             ING            ING
                                             VP             VP
                                    ING VP  INDEX  ING VP  INDEX               ING
ASSET CLASSES/       ING            GROWTH   PLUS   INDEX  PLUS    ING VP   STRATEGIC
  INVESTMENT         VP     ING VP   AND    LARGE-  PLUS   SMALL   SMALL   ALLOCATION
  TECHNIQUES      BALANCED  GROWTH  INCOME   CAP   MIDCAP   CAP   COMPANY   BALANCED
-------------------------------------------------------------------------------------
Foreign and           X        X       X      X      X       X       X         X
Emerging Market
Securities(2)

International         X        X       X      X      X       X       X         X
Debt
Securities(3)

Sovereign Debt        X                                                        X
Securities

FIXED INCOME

ARMS                  X                                                        X

Credit-Linked         X        X       X      X      X       X       X         X
Notes

Corporate Debt        X        X       X      X      X       X       X         X
Securities(4)

Floating or           X        X       X      X      X       X       X         X
Variable Rate
Instruments(5)

GICs                  X                                                        X

GNMA                  X                                                        X
Certificates

High Yeild            X        X       X      X      X       X       X         X
Securities(6)

                                                                      ING
                      ING        ING       ING VP              ING     VP
ASSET CLASSES/     STRATEGIC  STRATEGIC    GLOBAL      ING      VP   INTERM  ING VP
  INVESTMENT      ALLOCATION  ALLOCATION   SCIENCE   VP INT.  VALUE  EDIATE  MONEY
  TECHNIQUES        GROWTH      INCOME    AND TECH.  EQUITY    OPP.   BOND   MARKET
-----------------------------------------------------------------------------------
Foreign and           X           X           X         X       X      X       X
Emerging Market
Securities(2)

International         X           X           X         X       X      X       X
Debt
Securities(3)

Sovereign Debt        X           X                                    X       X
Securities

FIXED INCOME

ARMS                  X           X                     X              X       X

Credit-Linked         X           X                     X       X      X       X
Notes

Corporate Debt        X           X           X         X       X      X       X
Securities(4)

Floating or           X           X           X         X       X      X       X
Variable Rate
Instruments(5)

GICs                  X           X                                    X       X

GNMA                  X           X                                    X
Certificates

High Yeild            X           X           X                 X      X
Securities(6)

                                             ING            ING
                                      ING    VP             VP
                                      VP    INDEX  ING VP  INDEX               ING
ASSET CLASSES/                      GROWTH   PLUS   INDEX  PLUS    ING VP   STRATEGIC
  INVESTMENT       ING VP   ING VP   AND    LARGE   PLUS   SMALL   SMALL   ALLOCATION
  TECHNIQUES      BALANCED  GROWTH  INCOME   CAP   MIDCAP   CAP   COMPANY   BALANCED
-------------------------------------------------------------------------------------
Mortgage              X                X                                       X
Related
Securities(7)

Municipal             X                X                                       X
Securities

Short-Term            X        X       X      X      X       X       X         X
Investments(8)

Savings               X        X       X      X      X       X       X         X
Association
Obligations(9)

Municipal             X                                                        X
Lease
Obligations

Interest-only/        X        X       X      X      X       X       X         X
Principal-only
Stripped
Mortgage
Backed
Securities

Tax Exempt            X                X                                       X
Ind. Dev.
Bonds &
Pollution
Control Bonds

United states         X        X       X      X      X       X       X         X
Govt.
Securities

                                                                      ING
                      ING        ING       ING VP              ING    VP
ASSET CLASSES/     STRATEGIC  STRATEGIC    GLOBAL      ING     VP    INTERM  ING VP
  INVESTMENT      ALLOCATION  ALLOCATION   SCIENCE   VP INT.  VALUE  EDIATE  MONEY
  TECHNIQUES        GROWTH      INCOME    AND TECH.  EQUITY    OPP.   BOND   MARKET
-----------------------------------------------------------------------------------
Mortgage              X           X           X                        X       X
Related
Securities(7)

Municipal             X           X                                    X       X
Securities

Short-Term            X           X           X         X       X      X       X
Investments(8)

Savings               X           X           X         X       X      X       X
Association
Obligations(9)

Municipal             X           X                                    X
Lease
Obligations

Interest-only/        X           X           X         X       X      X
Principal-only
Stripped
Mortgage
Backed
Securities

Tax Exempt            X           X                     X                      X
Ind. Dev.
Bonds &
Pollution
Control Bonds

United states         X           X           X         X       X      X       X
Govt.
Securities

                                             ING            ING
                                             VP             VP
    ASSET                           ING VP  INDEX  ING VP  INDEX               ING
   CLASSES/                         GROWTH   PLUS   INDEX  PLUS    ING VP   STRATEGIC
  INVESTMENT       ING VP   ING VP   AND    LARGE   PLUS   SMALL   SMALL   ALLOCATION
  TECHNIQUES      BALANCED  GROWTH  INCOME   CAP   MIDCAP   CAP   COMPANY   BALANCED
-------------------------------------------------------------------------------------
OTHER
INVESTMENTS

Asset Backed          X        X       X      X      X       X       X         X
Securities
(non-mortgage)

Banking               X        X       X      X      X       X       X         X
Industry
Obligations

DERIVATIVES(10)       X        X       X      X      X       X       X         X

Dealer Options        X        X       X      X      X       X       X         X

Financial             X        X       X      X      X       X       X         X
Futures
Contracts and
Related Options

Foreign Currency      X        X       X      X      X       X       X         X
Options

Forward Currency      X        X       X      X      X       X       X         X
Options

Forward Foreign       X        X       X      X      X       X       X         X
Currency Options

Index-,               X        X       X      X      X       X       X         X
Currency-, and
Equity-Linked
Securities

Options on            X        X       X      X      X       X       X         X
Futures(11)

    ASSET             ING        ING       ING VP              ING    ING
   CLASSES/        STRATEGIC  STRATEGIC    GLOBAL      ING     VP     VP     ING VP
  INVESTMENT      ALLOCATION  ALLOCATION   SCIENCE   VP INT.  VALUE  INTRM   MONEY
  TECHNIQUES        GROWTH      INCOME    AND TECH.  EQUITY    OPP.   BOND   MARKET
-----------------------------------------------------------------------------------
OTHER
INVESTMENTS

Asset Backed          X           X           X         X       X      X       X
Securities
(non-mortgage)

Banking               X           X           X         X       X              X
Industry
Obligations

DERIVATIVES(10)       X           X           X         X       X      X

Dealer Options        X           X           X         X       X      X

Financial             X           X           X         X       X      X
Futures
Contracts and
Related Options

Foreign Currency      X           X           X         X       X      X
Options

Forward Currency      X           X           X         X       X
Options

Forward Foreign       X           X           X         X       X      X
Currency Options

Index-,               X           X           X         X       X      X
Currency-, and
Equity-Linked
Securities

Options on            X           X           X                 X      X
Futures(11)

                                             ING            ING
                                             VP             VP
    ASSET                           ING VP  INDEX  ING VP  INDEX               ING
   CLASSES/                         GROWTH   PLUS   INDEX  PLUS    ING VP   STRATEGIC
  INVESTMENT       ING VP   ING VP   AND    LARGE   PLUS   SMALL   SMALL   ALLOCATION
  TECHNIQUES      BALANCED  GROWTH  INCOME   CAP   MIDCAP   CAP   COMPANY   BALANCED
-------------------------------------------------------------------------------------
Over the Counter      X        X       X      X      X       X       X         X
Options

Put and Call          X        X       X      X      X       X       X         X
Options(12)

Stock Index           X        X       X      X      X       X       X         X
Options

Straddles             X        X       X      X      X       X       X         X

Warrants              X        X       X      X      X       X       X         X

IPOs                  X        X       X      X      X       X       X         X

Other Investment      X        X       X      X      X       X       X         X
Companies

Private Funds         X                X                                       X

Real Estate           X        X       X      X      X       X       X         X
Securities

Restricted and        X        X       X      X      X       X       X         X
Illiquid
Securities(13)

TBA Sale              X        X       X      X      X       X       X         X
Commitments

                                                                      ING
    ASSET             ING        ING       ING VP              ING    VP
   CLASSES/        STRATEGIC  STRATEGIC    GLOBAL      ING     VP    INTERM  ING VP
  INVESTMENT      ALLOCATION  ALLOCATION   SCIENCE   VP INT.  VALUE  EDIATE  MONEY
  TECHNIQUES        GROWTH      INCOME    AND TECH.  EQUITY    OPP.   BOND   MARKET
-----------------------------------------------------------------------------------
Over the Counter      X           X           X         X       X      X
Options

Put and Call          X           X           X         X       X      X
Options(12)

Stock Index           X           X           X         X       X      X
Options

Straddles             X           X           X         X       X      X       X

Warrants              X           X           X         X       X      X

IPOs                  X           X           X         X       X      X

Other Investment      X           X           X         X       X      X       X
Companies

Private Funds         X           X           X                        X       X

Real Estate           X           X           X         X       X      X
Securities

Restricted and        X           X           X         X       X      X       X
Illiquid
Securities(13)

TBA Sale              X           X           X         X       X      X
Commitments

                                             ING            ING
                                             VP             VP
    ASSET                           ING VP  INDEX  ING VP  INDEX               ING
   CLASSES/                         GROWTH   PLUS   INDEX  PLUS    ING VP   STRATEGIC
  INVESTMENT       ING VP   ING VP   AND    LARGE   PLUS   SMALL   SMALL   ALLOCATION
  TECHNIQUES      BALANCED  GROWTH  INCOME   CAP   MIDCAP   CAP   COMPANY   BALANCED
-------------------------------------------------------------------------------------
Zero Coupon and       X        X       X      X      X       X       X         X
Pay-In-Kind

Supranational         X        X       X      X      X       X       X         X
Agencies(14)

OTHER INVESTMENT
TECHNIQUES

Borrowing(15)         X        X       X      X      X       X       X         X

Leading of            X        X       X      X      X       X       X         X
Portfolio(16)
Securities

Repurchase            X        X       X      X      X       X       X         X
Agreements(17)

Reverse Purchase      X                X                                       X
Agreements and
Dollar Rolls

                                                                      ING
    ASSET             ING        ING       ING VP              ING    VP
   CLASSES/        STRATEGIC  STRATEGIC    GLOBAL      ING     VP    INTERM  ING VP
  INVESTMENT      ALLOCATION  ALLOCATION   SCIENCE   VP INT.  VALUE  EDIATE  MONEY
  TECHNIQUES        GROWTH      INCOME    AND TECH.  EQUITY    OPP.   BOND   MARKET
-----------------------------------------------------------------------------------
Zero Coupon and       X           X           X         X       X      X       X
Pay-In-Kind

Supranational         X           X           X         X       X      X       X
Agencies(14)

OTHER INVESTMENT
TECHNIQUES

Borrowing(15)         X           X           X         X       X      X       X

Leading of            X           X           X         X       X      X       X
Portfolio(16)
Securities

Repurchase            X           X           X         X       X      X       X
Agreements(17)

Reverse Purchase      X           X           X         X              X       X
Agreements and
Dollar Rolls

                                             ING            ING
                                             VP             VP
    ASSET                           ING VP  INDEX  ING VP  INDEX               ING
   CLASSES/                         GROWTH   PLUS   INDEX  PLUS    ING VP   STRATEGIC
  INVESTMENT       ING VP   ING VP   AND    LARGE   PLUS   SMALL   SMALL   ALLOCATION
  TECHNIQUES      BALANCED  GROWTH  INCOME   CAP   MIDCAP   CAP   COMPANY   BALANCED
-------------------------------------------------------------------------------------
Securities,           X        X       X      X      X       X       X         X
Interest Rate
and Currency
Swaps(18)

Temporary             X        X       X      X      X       X       X         X
Defensive
Positions

Short Sales(19)       X        X       X      X      X       X       X         X

When-Issued           X        X       X      X      X       X       X         X
Securities and
Delayed-Deliver
Transactions

                                                                      ING
    ASSET             ING        ING       ING VP              ING    VP
   CLASSES/        STRATEGIC  STRATEGIC    GLOBAL      ING     VP    INTERM  ING VP
  INVESTMENT      ALLOCATION  ALLOCATION   SCIENCE   VP INT.  VALUE  EDIATE  MONEY
  TECHNIQUES        GROWTH      INCOME    AND TECH.  EQUITY    OPP.   BOND   MARKET
-----------------------------------------------------------------------------------
Securities,           X           X           X         X       X      X
Interest Rate
and Currency
Swaps(18)

Temporary             X           X           X         X       X      X       X
Defensive
Positions

Short Sales(19)       X           X           X         X       X      X

When-Issued           X           X           X         X       X      X       X
Securities and
Delayed-Deliver
Transactions

(1) The Portfolios may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.
(2) Because the Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the securities in the Portfolios and the unrealized appreciation or depreciation of investments so far as the U.S. investor is concerned. A Portfolio will not except for the ING VP Strategic Allocation Portfolios, the ING VP Global Science and Technology Portfolio and ING VP International Equity Portfolio, invest more than 25%of their respective total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). ING VP Money Market Portfolio may only purchase foreign securities or obligations that are U.S.-dollar denominated.
(3) ING VP Global Science Technology Portfolio may only invest in investment grade debt securities, which are debt securities with an S&P or Moody's rating of BBB/Baa or above or, if unrated, are considered by BlackRock to be of comparable quality. ING VP Balanced Portfolio generally maintains at least 25% of its total assets in debt securities. No more than 15% of a Portfolio's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities.
(4) While corporate debt securities generally have maturities of ten years or more, the Portfolios may purchase corporate debt securities that have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by the S&P or "Aa" or higher by Moody's.
(5) Variable rate demand instruments held by a Portfolio may have maturities of more than one year, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and
     (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be received through demand.
(6) A Portfolio will not invest more than 15% (10% for ING VP Index Plus LargeCap, ING VP Index MidCap and ING VP Index Plus SmallCap Portfolios) of the total value of its assets in high yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's, or, if unrated, considered by ING IM or BlackRock, as applicable, to be of comparable quality).

(7) ING VP Balanced Portfolio, ING VP Growth and Income Portfolio, ING VP Global Science and Technology Portfolio, the ING VP Strategic Allocation Portfolios, ING VP Intermediate Bond Portfolio and ING VP Money Market Portfolio may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investments conduits (REMICs).
(8) A Portfolio will not invest in any security issued by a commercial bank unless the bank is federally chartered and has total assets of at least $1 billion U.S., or the equivalent in other currencies. All Portfolios may invest in obligations of savings banks. A Portfolio will not invest in any security issued by a savings bank unless such institution is federally chartered and has total assets of at least $1 billion U.S.
(9) The certificates of deposit (interest-bearing time deposits) in which a Portfolio may invest are issued by savings banks or savings and loan associations that have capita, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.
(10) For purposes other than hedging, a Portfolio (other than the ING VP Money Market Portfolio) will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Portfolio, such as inverse floaters and interest-only and principal-only debt instruments. Each Portfolio may invest up to 30% of its assets in lower risk derivatives related and asset-backed securities other than described above, STRIPS (Separate Trading of Registered Interest and Principal Securities) and forward exchange contracts are subject to this 30% limitation.
(11) A Portfolio may purchase and sell futures contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30%of a Portfolio's total assets (100% in the case of ING VP strategic Allocation Growth Portfolio and 60% in the case of ING VP Strategic Allocation Balanced Portfolio) at market value at the time of entering into a contract and (b) no more than 5% of the assets at market value, at the time of entering into a contract, shall be Committed to margin deposits in relation to future contracts.
(12) Each Portfolio, except the ING VP Strategic Allocation Portfolios and the ING VP Money Market Portfolio, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Portfolio will not write a put if it will require more than 50% of the Portfolio's net assets to be designated to cover all put obligations. No Portfolio may buy options if more than 3% of its assets immediately following such purchase would consist of put options. A Portfolio may purchase call and sell put options on equity securities only to close out positions previously opened; the ING VP Strategic Allocation Portfolios are not subject to these restrictions. No Portfolio will write a call option on a security unless the call is "covered" (i.e. it already owns the underlying security). A Portfolio may purchase put options when ING Investments, or the applicable Sub-Adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.
(13) A Portfolio will not invest more than 15% (10% for ING VP Index Plus LargeCap, ING VP Index Plus MidCap ING VP Index Plus SmallCap and ING VP Money Market Portfolios) of its net assets in illiquid securities, Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under the Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, or the applicable Sub-Adviser shall determine whether a particular security is deemed to be liquid based in the trading markets for the specific security and other factors.
(14) Each Portfolio may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. government.
(15) Each Portfolio may borrow up to 5% of the value of its assets from a bank for temporary or emergency purposes. The Portfolios (other than ING VP Money Market Portfolio) may borrow for leveraging purposes only if after the borrowing, the value of the Portfolio's net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings.
(16) Each Portfolio may lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Portfolio's total assets.
(17) Repurchase Agreements maturing in more than seven days will not exceed 10% of the total assets of a Portfolio.
(18) The Portfolios will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's total assets.
(19) Each Portfolio except for ING VP Global Science and Technology Portfolio and the ING VP Strategic Allocation Portfolios will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Portfolio, as described in this SAI and the Prospectuses.

EQUITY INVESTMENTS; CONVERTIBLES

COMMON AND PREFERRED STOCKS

     Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Portfolio the right to vote on issues affecting the company's organization and operations. Such investments may be diversified over a cross-section of industries and individual companies.

     Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     Common stock and preferred stock are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk. Some companies in which the Portfolio may invest will be organizations with smaller market capitalizations (e.g. of $500 million or less) or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

CONVERTIBLE SECURITIES

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. By investing in convertible securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a comparison privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Portfolio is called for redemption, the Portfolio must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Portfolios because they purchase such securities for their equity characteristics.

SYNTHETIC CONVERTIBLE SECURITIES

     "Synthetic" convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and then then current value of the underlying security. Unlike a true convertible security, a synthetic convertible compromises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

FOREIGN INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS

     Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held in either physical form or book entry form; (b) European Depositary receipts
(EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S.

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(typically, these securities are traded on the Luxembourg exchange in Europe);
and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depository receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR CONVERTIBLE SECURITIES

     Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

EURODOLLAR/YANKEE DOLLAR INSTRUMENTS

     Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries.

     Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     A Portfolio that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Portfolio may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another,- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Portfolio as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code).

FOREIGN BANK OBLIGATIONS

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     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

     Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     Each Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Each Portfolio may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Portfolio as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN MORTGAGE RELATED SECURITIES

     Foreign mortgage-related securities are interests in pools if mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g. Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those

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issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as size of loan pools, pre-payment experience, and maturities of loans.

FOREIGN AND EMERGING MARKET SECURITIES

     Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been many times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of the Portfolios to make intended security purchases due to settlement problems could cause the Portfolios to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the portfolios due to subsequent declines in value of the portfolio security or, if the Portfolios have entered into a contract to sell the security, could result in possible liability to the purchaser.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

     Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

     Although the Portfolios will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Portfolios on these investments. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, counties with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few

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industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increase in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in other countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

INTERNATIONAL DEBT SECURITIES

     International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Banks) and foreign governments (including political subdivisions having tax authority) or their agencies or instrumentalities, including American Depositary Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities of zero coupon securities. A Portfolio's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

     In determining whether to invest in debt obligations of foreign issuers, a Portfolio will consider the relative yields of foreign and domestic high yields securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g. relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Portfolio having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders.

     Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Portfolio's investment income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollar and absorb the cost of current fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principals. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

     RESTRICTIONS ON FOREIGN INVESTMENTS. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities, such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investment by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

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     The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio that invests in such countries. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration, in some instances may not occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances when a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Even when there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Portfolio's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict a Portfolio's investments in certain foreign banks and other financial institutions.

SOVEREIGN DEBT SECURITIES

     Sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Portfolios may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities.

     Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries.

     RISKS OF INVESTING IN FOREIGN SECURITIES: Investments in foreign securities involve inherit risks, including the following:

     MARKET CHARACTERISTICS. Settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Portfolio asserts may be released prior to receipt of payment or securities, may expose the Portfolios to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, future contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Portfolio's positions may also be adversely impacted by delays in its abilities to act upon economic events occurring in foreign markets during non-business hours in the United States.

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     LEGAL AND REGULATORY MATTERS. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

     TAXES. The interest payable on certain of the Portfolios' foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Portfolio.

     COSTS. The expense ratios of a Portfolio that invests in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the Investment Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Portfolio will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time with the limitations described in the Prospectus, depending on the Investment Adviser's or Sub-Adviser's assessment of prevailing market, economic and other conditions.

FIXED INCOME SECURITIES

     The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

     Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal

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Home Loan bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index [often related to ARMS issued by Federal National Mortgage Association ("FNMA")], tend to lag changes in market rate levels and tend to be somewhat less volatile.

CREDIT-LINKED NOTES

     A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specific credit-related events.

     Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative instruments, valuation of a CLN is difficult due to the complexity of the security (i.e.,the embedded option is not easily priced). A portfolio engaging in this type of investment cannot assure that it can implement a successful strategy.

CORPORATE DEBT SECURITIES

     Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

FLOATING OR VARIABLE RATE INSTRUMENTS

     Variable rate demand instruments held by a Portfolio may have maturities of more than one year, provided: (1) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (2) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Portfolio will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment on the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Portfolio may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Portfolio will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

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GUARANTEED INVESTMENT CONTRACTS

     Under Guaranteed Investment Contracts ("GICs") issued by insurance companies, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Portfolio which are not readily marketable, will not exceed 15% of a Portfolio's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

MORTGAGE-RELATED SECURITIES

     Mortgage-related securities include mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the FNMA and the Federal Home Loan Mortgage Corperation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S. , the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See "United States Government Securities."

     Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive payments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Portfolio might be converted to cash, and the Portfolio could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

     CMOs and REMICs are securities that are collateralized by mortgage pas-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument

     CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency

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or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by
FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

     RISKS OF MORTGAGE RELATED INVESTMENT. Investments in mortgage-related securities involve certain risks. In periods of declining interests rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tend to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities. Because investments in mortgage-related securities are interest-rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest-only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) or the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Portfolio could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security. See, "U.S. Government Securities."

GNMA CERTIFICATES

     GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veteran's Administration (VA). A GNMA Certificate represents and interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

     GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

     GNMA Certificates are created by an "issuer," which is an FHA-approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or

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guaranteed mortgages with the same interest rate, maturity and type of dwelling.
Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA Certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

     GNMA certificates bear a nominal "coupon rate" which represents the effective FHA or VA mortgage rate at the time of issuance, less 0.5% which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions, which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such portfolio, as described above.

     The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

CONSTRUCTION LOAN SECURITIES

     Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is each Portfolio's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA CERTIFICATES - WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when- issued basis. These transactions arise when GNMA Certificates are purchased or sold with payment and

                                       31
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delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Portfolio. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When a Portfolio engages in when-issued and delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Portfolio missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. A Portfolio may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Portfolio may earn interest on such account or securities for the benefit of shareholders.

HIGH YIELD SECURITIES

     High yield securities are debt securities that are rated lower than Baa3 by Moody's or BBB- by S&P, or of comparable quality if unrated. High yield securities are often referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

     High yield securities are not considered to be investment grade. They are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and markets values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Portfolio's net asset value.

     The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba - judged to have speculative elements, their future cannot be considered as well assured. B - generally lack characteristics of ad desirable investment. Caa - are of poor standing; such issues may be in default or there may be present danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C - lowest rated class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category, 2 indicates a mid-range ranking,; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CC, CC, C - predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D - in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

     Certain securities held by a Portfolio may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

     The medium- to lower-rated and unrated securities tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

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     HIGH YIELD BOND MARKET. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade corporate bonds. Conversely when interest rates fall, high yield bonds tend to underperform Treasury and investment grade corporate bonds because high yield bond prices tend not to rise as much as the prices of these bonds.

     The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at a greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Portfolios' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities, which pay in cash.

     PAYMENT EXPECTATIONS. High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolios may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.

     LIQUIDITY AND VALUATION RISKS. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not base on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly-traded market. To the extent a Portfolio owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

     TAXATION. Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. Portfolios would report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

     LIMITATIONS OF CREDIT RATINGS. The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that

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affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser or a Sub-Adviser may primarily rely on their own credit own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Portfolio's investment objective may be more dependent on the Investment Adviser's or Sub-Adviser's own credit analysis than might be the case when a Portfolio invests in higher quality bonds. The Investment Adviser or Sub-Adviser, when applicable, continually monitors the investments in each Portfolio's portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. A Portfolio may retain a security whose rating has been changed.

     CONGRESSIONAL PROPOSALS. New laws and proposed new laws may negatively affect the market for high yield high yield securities. Any such proposals, if enacted, could have a negative effect on a Portfolio's net on a Portfolio's net asset value.

MUNICIPAL SECURITIES

     Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S. regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

     In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

     The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and tax power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

     Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Portfolio.

     Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other law affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or

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imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

     MORAL OBLIGATIONS SECURITIES - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

     MUNICIPAL LEASE OBLIGATIONS - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. "Certificates of participation" are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

     The Portfolios generally will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization;
(2) secured by payments from a governmental lessee that has actively traded debt obligations; (3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

     SHORT-TERM MUNICIPAL OBLIGATIONS - These securities include the following:

     TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

     REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

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     CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

     SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (3645days or less) promissory notes issued by municipalities to supplement their cash flow.

SHORT-TERM INVESTMENTS

     BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Portfolios will be dollar-denominated obligations of domestic or foreign banks or financial institutions.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under the respective investment objectives and policies stated above and in their Prospectuses, the Portfolio's may make interest-bearing time or other interest- bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     A Portfolio holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations.

     For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

SAVINGS ASSOCIATION OBLIGATIONS

     The certificates of deposit (interest-bearing time deposits) in which a Portrfolio may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits

                                       36
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in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

MUNICIPAL LEASE OBLIGATION

     Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. "Certificates of participation" are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses that provide that the municipality has no obligation to make or lease installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriate" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

SUBORDINATED MORTGAGE SECURITIES

     Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Portfolios may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal payments, interest or any combination thereof to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

     The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (I.E., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and hen by the holders of senior certificates.

     In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

     A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the

                                       37
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occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

     A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Portfolios would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

     The Investment Adviser or Sun-Advisers will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser or Sub-Advisers have developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Portfolios seek opportunities to acquire subordinated residential mortgage securities when, in the view of the Investment Adviser or Sub-Advisers, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

INTEREST/PRINCIPAL ONLY STRIPPED MORTGAGE BACKED SECURITIES

     Interest/Principal Only Stripped Mortgage Backed Securities ("STRIPS") are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

     Tax Exempt Industrial Development and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

UNITED STATES GOVERNMENT SECURITIES

     Investments in U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, such as, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the GNMA, which are also

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backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal national Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate prepayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Portfolio generally will invest in securities of such agencies or instrumentalities only when the Investment Adviser or Sub-Advisers are satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

GOVERNMENT TRUST CERTIFICATES

     Government may invest in Government Trust Certificates, which represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the United States Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

OTHER INVESTMETNS

ASSET BACKED SECURITIES (NON-MORTGAGE)

     Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay- through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Portfolio's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

     Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

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     It is expected that governmental, government-related , or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for a Portfolio.

     AIRCRAFT LEASE RECEIVABLES- An aircraft lease receivable ("ALR") is an asset-backed security. ALRs are generally structured as a pass-through trust, a special purpose vehicle. The aircraft is sold to the trust and the trust issues several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircraft and leases it to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircraft's lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain and operate, and difficult to sell. In addition, aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

BANKING INDUSTRY OBLIGATIONS

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

     A Portfolio holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Portfolios may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

DERIVATIVES

     DEALER OPTIONS Certain risks are specified to dealer options and exchange-traded options. While a Portfolio might look to a clearing corporation to exercise exchange-traded options, if the Portfolio purchases a dealer option it must rely on the selling dealer to perform if the Portfolio exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

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     Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Portfolio can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Portfolio writes a dealer option, the Portfolio can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Portfolio seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Portfolio, no assurance exists that the Portfolio will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Portfolio, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option. With respect to options written by the Portfolio, the inability to enter into a closing transaction may result in material losses for the Portfolio. For example, because a Portfolio must maintain a secured position with respect to any call option on a security it writes, the Portfolio may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

     The staff of the SEC takes the position that purchased dealer options are illiquid securities. A Portfolio may treat the cover used for written dealer options as liquid if the dealer agrees that the Portfolio may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With the exception, however, the Portfolio will treat dealer options as subject to the Portfolio's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instruments accordingly.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

     A Portfolio may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commision ("CFTC").

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated time, date, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

     Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

     The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Portfolio relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contracts.

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     When using futures contracts as a hedging technique, at best the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Portfolio might not be successful and the Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there are may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Portfolio's overall return could be less than if the hedging transactions had not been undertaken.

     Investments in futures contracts on fixed income securities involve the risk that if ING Investments' or a Sub-Adviser's judgment concerning the general direction of interest rates is incorrect, a Portfolio's overall performance may be poorer than if it had not entered into any such contract. For example, if a Portfolio has been hedged against the possibility that an increase in interest rates would adversely affect the price of bonds held in its portfolio, and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale bonds may beat increased prices, which reflect the rising market.

     Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

     Sales of futures contracts that are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss of such securities upon disposition.

     "Margin" is the amount of funds that must be deposited with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Portfolio's futures contracts. A margin deposit is intended to assure the Portfolio's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

     If the price of an open futures contract exchange (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a

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Portfolio. These daily payments to and from a Portfolio are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Portfolio will mark-to-market the current vale of its open futures contracts. Each Portfolio expects to earn interest income on its initial margin deposits.

     When a Portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements. A Portfolio can buy and write (sell) options on futures contracts.

     POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Portfolio will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Portfolio, which could require the Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Portfolio's ability to effectively hedge its portfolio, or the relevant portion thereof.

     The trading of futures and options is also subject to the risk of trading halts, suspensions, exchange or clearing house equipments failures, government intervention, insolvency of the brokerage firm or clearing house or other distributions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

FOREIGN CURRENCY OPTIONS

     A Portfolio may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing put on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing put on that foreign currency. In such circumstances, the Portfolio collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Portfolio's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversation or exchange of other foreign currency held in its portfolio.

FORWARD FOREIGN CURRENCY CONTRACTS

     Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Portfolio may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in

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the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Portfolio may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contact and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Sub-Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Portfolio may experience losses or gains on both the underlying security and the cross currency hedge.

     Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The precise matching of the forward contact amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contacts and transactions costs.

     At or before the maturity of a forward exchange contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost of engaging in forward exchange contracts varies with factors such as currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Adviser or Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign

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currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolios at one rate, while offering a lesser rate of exchange should the Portfolios desire to resell that currency to the dealer.

INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

     "Indexed Linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

     Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid.

OPTIONS ON FUTURES

     A futures option gives a Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Portfolio.

OVER THE COUNTER OPTIONS

     The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Portfolio will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Portfolio intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standard, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Portfolio will enter into contracts with primary dealers that provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, by which the options is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an

                                       45
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option will be exercised. "Cover Assets" refers to the amount of cash, liquid assets or high quality debt instruments that must be segregated to collateralize the value of the futures contracts written by the Portfolio. Under such circumstances, the Portfolio will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Portfolio's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Portfolio might pay more to repurchase the OTC Option contract than the Portfolio would pay to close out a similar exchange traded option.

PUT AND CALL OPTIONS

     A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the ING Investments or the Sub-Adviser.

     The Portfolios will not write call options on when-issued securities. The Portfolios purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Portfolio may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner.

     So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

     When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such a gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

     An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

     A Portfolio may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets or high-quality debt instruments in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Portfolio would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Portfolio's obligation might be more or less than the premium received when it originally wrote the option. Further,

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a Portfolio might occasionally not be able to close the option because of insufficient activity in the options market.

     In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

     If a put option is sold by a Portfolio, the Portfolio will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that the writer may be required to by the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapse unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

     The purchase of put options may be used to protect a Portfolio's holdings in an underlying security against a substantial decline in market value. Such protection, of course, only provided during the life of the put option when a Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options also may be used by the Portfolio when it does not hold the underlying security.

     The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of that Portfolio. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Portfolio when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Portfolio. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

     Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Portfolio to write another call option, or purchase another call option, on the underlying security with either a different exercise price or expiration date or both. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the dale of the security. There is, of course, no assurance that a Portfolio will be able to effect a closing transaction at a favorable price. If a Portfolio cannot either enter into such a transaction, it maybe required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions.

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

These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

     FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

     ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. Each Portfolio expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Portfolio in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Portfolio's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

     Forward exchange contracts may be used to protect against uncertainty in the level of the future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transactions costs.

     At or before the maturity of a forward exchange contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a

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

second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

     The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolios at one rate, while offering a lesser rate of exchange should the Portfolios desire to resell that currency to the dealer.

STOCK INDEX OPTIONS

     Stock Index options include put and call options with respect to the S&P 500 and other stock indices. These may be purchased as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Portfolio.

     The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Portfolio of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Portfolio could not be able to close out options, which it had purchased, and if restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. The Portfolios purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

STRADDLES

     A straddle consists of a combination of a call and a put written on the same underlying security. A straddle is "covered" when sufficient assets are deposited to meet the Portfolio's immediate obligations. The Portfolios may use the same liquid assets or high-quality debt instruments to cover both the call and put options when the exercise price of the call and put are the same, or the exercise price of

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the call is higher than that of the put. In such cases, the Portfolios will segregate liquid assets or high quality debt instruments equivalent to the amount, if any, by which the put is "in the money."

SWAP TRANSACTIONS

     Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, and credit and event-linked swaps. To the extent a Portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Portfolio may also enter into options on swap agreements ("swap options").

     A portfolio may enter into swap transactions for any legal purpose consistent with its investments objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

     Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vise versa in an attempt to protect itself against interest rate movements exceeding given minimum levels. Consistent with a Portfolio's investment objectives and general investment policies, certain of the Portfolios may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher fee at each swap reset date.

     A Portfolio may enter into credit swap agreements. The "buyer" in a credit contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Portfolio may be either the buyer or seller in a credit default swap transaction. If a Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full

                                       50
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notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Portfolio had invested in the reference obligation directly.

     A swap option is a great contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio that may engage in swaps may write (sell) and purchase put and call swap options.

     Most swap agreements entered into by the Portfolios involve calculating the obligations of the parties to the agreement on a "net basis." Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation if assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Portfolio's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Portfolio's investment restriction concerning senior securities.

     Whether a Portfolio's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolios' repurchase agreement guidelines). Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commissions merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be material consideration in

                                       51
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entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions foe swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

     Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Portfolio may invest are described in the Prospectus. A Portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Portfolio and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in the currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

     RISKS OF INVESTING IN OPTIONS There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class of series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to e exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Portfolio may enter into options transactions may be limited by the Code requirements for qualification of the Portfolio as a regulated investment company. See "Dividends, Distributions and Taxes."

     In addition, foreign option exchanges do not afford to participants many of the protections available in the United States option exchanges. For example, there may be no daily price fluctuation

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

limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Portfolio as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" on page 37.

WARRANTS

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolio's entire investment therein).

INITIAL PUBLIC OFFERINGS

     Initial Public Offerings ("IPOs") occur when a company's securities at the time the company first offers securities to the public, that is, at the time if the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

     Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

     The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Adviser or a Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolios. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Portfolio's shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

     The effect of an IPO investment can have a magnified impact on the Portfolios' performance when the Portfolio's asset bases are small. Consequently, IPOs may constitute a significant portion of the Portfolios' returns particularly when the Portfolios are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Portfolios' assets as it increases in size and, therefore, have a more limited effect on the Portfolios' performance.

     There can be no assurance that IPOs will continue to be available for the Portfolios to purchase. The number or quality of IPOs available for purchase by the Portfolios may vary, decrease or entirely disappear. In some cases, the Portfolios may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolios to realize a profit.

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OTHER INVESTMENT COMPANIES

     A Portfolio may not (i) invest more than 10% of its total assets in other investment companies; (ii) invest more than 5% of its total assets in any one investment company; or (iii) purchase greater than 3% of the total outstanding securities of any one investment company. A Portfolio may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Portfolio. No Portfolio will invest in other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

     There are some potential disadvantages associated with investing in other investment companies. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio would also bear its pro rata portions of each other investment company's advisory and operational expenses. When the Portfolio invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fee, and custodial fees in addition to the expenses of the Portfolio.

     INVESTMENT COMPANIES THAT INVEST IN SENIOR LOANS- Other investment companies include those that invest primarily in interests in variable or floating rate loans or notes ("Senior Loans"). Senior Loans, in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

     Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Portfolio's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

     Senior Loans usually include restrictive covenants that must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

     CREDIT RISK. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rate lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

     In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of the dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

     COLLATERAL. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest

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in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under-collateralized.

     LIMITED SECONDARY MARKET. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Portfolio's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

     HYBRID LOANS. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Portfolio may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

     SUBORDINATED AND UNSECURED LOANS. The primary risk arising in connection with subordinated loans is that because the holder's interested in subordinated, there is the potential for loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

EXCHANGE TRADED FUNDS (ETFs). Exchange Traded Funds ("ETFs") are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if the Portfolio elects to redeem its ETF shares rather than selling them on the secondary market, the Portfolio may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Portfolio.

     HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRs"). HOLDRs are trust-issued receipts that represent the Portfolio's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, the Portfolio's investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

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PRIVATE FUNDS

     U.S. or foreign private limited partnerships or other investment funds, which are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Portfolio's ability to invest in them will be limited. In addition, Portfolio shareholders will remain subject to the Portfolio's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Portfolio to dispose of interests in Private Funds is very limited and involves risks, including loss of the Portfolio's entire investment in the Private Fund.

     Private Funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Portfolio owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Portfolio receives a stream of cash flows in the form of interest payments from the underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers of the securities remain members of the tracked index.

     The pooled investments allow the Portfolio to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Portfolio significantly. However, the Portfolio bears any expenses incurred by trust. In addition, the Portfolio assumes the liquidity risks generally associated the privately offered pooled investments.

     Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interest. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

     Private Funds also include investments certain structured securities. Structured Securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structure securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

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     The Portfolios consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any procedures and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

REAL ESTATE SECURITIES

     A Portfolio's investments in real estate securities include investment in Real Estate Investment Trusts ("REITs") and other real estate operating companies ("REOCs"). A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A REIT is a corporation or business trust that meets the definitional requirements of the Code. Investing in REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although a Portfolio will not invest directly in real estate, a Portfolio may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value f real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REOTs' investments are concentrated geographically, by property type or in certain other respects, the REITs may subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgages elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. N contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Mortgage REITs may also be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

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     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

RESTRICTED AND ILLIQUID SECURITIES

     A Portfolio may invest in a restricted security or an illiquid security if ING Investmetns, ING IM or BlackRock believes that it presents an attractive opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market it may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition.

     Because of the nature of these securities, a considerable period of time may elapse between a Portfolio's decision to dispose of these securities and the time when a Portfolio is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may e negotiated at the time such securities are purchased by a Portfolio. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Portfolio would be permitted to sell them. Thus, a Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. Some securities are eligible for purchase or sale without SEC registration by certain "qualified institutional buyers." Such restricted securities could be treated as liquid because a trading market exists. However, these securities could be less liquid than registered securities traded on established secondary markets. Some liquid and restricted securities include Private Funds. (See discussion of Private Funds, above.)

     A Portfolio may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Portfolio at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Portfolio in good faith pursuant to procedures adopted by the Company's Board of Directors.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Portfolio's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TBA SALE COMMITMENTS

     Each Portfolio may enter into To BE Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price.

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Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss of the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

     Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin playing current interest rates (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

     The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Portfolio may realize no return on its investment, because these securities do not pay cash interest.

SUPRANATIONAL AGENCIES

     Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

INVESTMENT TECHNIQUES

BORROWING

     If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio's holdings may be disadvantageous from an investment standpoint.

     When a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Portfolio makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

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     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the portfolio securities or the Portfolio's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, each Portfolio may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities do not exceed 33 1/3% of the Portfolio's total assets. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Portfolios and are collateralized by cash, securities or letters of credit. The Portfolios might experience a loss if the financial institution defaults on the loan. The Portfolios seek to mitigate this risk through contracted indemnification upon default.

     The borrower at all times during the loan must maintain with the Portfolios cash or cash equivalent collateral or provide to the Portfolios an irrecoverably letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Portfolios any interest paid on such securities, and the Portfolios may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Portfolios or the borrower at any time. The Portfolios may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk or other risks associated with investments in the Portfolio. When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Portfolio could incur losses in connection with the investment of such collateral.

REPURCHASE AGREEMENTS

     Repurchase agreements may be considered to be loans by the Portfolios for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Portfolio acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Portfolio's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Portfolio holding the repurchase agreement will suffer a loss to a extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Portfolio's rights with respect to such securities to be delayed or

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limited. Repurchase agreements maturing in more than seven days will not exceed
10% of the total assets of a Portfolio.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by a Portfolio, with an agreement that a Portfolio will repurchase such securities at an agreed upon price and date. A Portfolio will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Portfolio will place in a segregated custodial account cash, liquid assets and/or high quality debt instruments having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Portfolio's total assets. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the portfolio securities or the Portfolio's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

     In order to enhance portfolio returns and manage prepayment risks, certain Portfolios may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA, and FHLMC. In a dollar roll transaction, a Portfolio sells a mortgage security held in the portfolio to a financial institutional such as bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Portfolio exceeding the yield on the sold security. When a Portfolio enters into a dollar roll transaction, cash, liquid assets and/or high quality debt instruments of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

     Whether a reverse purchase agreement or dollar-roll transaction produces a gain for a Portfolio depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Portfolio's net asset value will increase faster than otherwise would be the cease; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Portfolio's yield in the manner described above; however, such transactions also increase a Portfolio's risk to capital and may result in the shareholder's loss of principal.

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SHORT SALES

     A Portfolio may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as SHORT SALES "AGAINST THE BOX"). In a short sale that is not "against the box," a Portfolio sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Portfolio must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Portfolio must replace the security borrowed by purchasing it at the market price at the time of replacement. The Portfolio is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Portfolio has a short position can range from one day to more than a year. Until the Portfolio replaces the security, the proceeds of the short sale are retained by the broker, and the Portfolio must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan. To meet current margin requirements, the Portfolio must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

     Short sales by a Portfolio that are not made "against the box" create opportunities to increase the Portfolio's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Portfolio in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Portfolio's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Portfolio may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Portfolio might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Portfolio makes a short sale "against the box," the Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Portfolio will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Portfolio can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Portfolio, because the Portfolio might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     A Portfolio's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

     In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Portfolio's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Portfolio will comply with these requirements. In addition, as a matter of policy, the Portfolios' Board has determined that no Portfolio will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Portfolio's total assets, taken at market value.

     The extent to which a Portfolio may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Portfolio as a regulated investment company. See "Dividends, Distributions and Taxes."

TEMPORARY DEFENSIVE POSITIONS

     A Portfolio may invest in short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Investment Adviser's or the Sub-Adviser's determination to do so within the investment guidelines and policies of the Portfolio; (iii) to permit the Portfolio to meet redemption requests; and (iv) to take a temporary defensive position. Although it is expected that a Portfolio will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Portfolio may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short- term debt securities;
(iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Portfolios will invest in short- term instruments that do not have a maturity of greater than one year.

TRUST-PREFERRED SECURITIES

     Trust-preferred securities, also known as trust-issued securities, are those that have the characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stock issued by a trust that is wholly owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust's common securities, which represents 3% of the trust's assets. The remaining 97% consists of trust-preferred securities, which are then sold to investors. The trust uses the sale proceeds to purchase a subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the funds received to make dividend payments to the holders of the trust-preferred securities. The primary advantage for this particular structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes, and as equity for the purpose of calculating capital requirements.

     In certain instances, this structure involves more than one financial institution and, accordingly, more than one trust. In this pooled offering, a separate trust is created that issues securities to investors and uses the proceeds to purchase the trust-preferred securities issued by the special-purpose trust subsidiaries of the participating financial institutions. Therefore, the trust-preferred securities held by investors are backed by the trust- preferred securities issued by the trust subsidiaries.

     In identifying the risks of trust-preferred securities, ING Investments, ING IM or BlackRock evaluates the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to the Portfolio.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

     In order to secure prices or yields deemed advantageous at the time the Portfolios may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Portfolios may also enter into forward commitments. The Portfolios will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Portfolio prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Portfolio will segregate on its books or those of its custodian assets consisting of cash, liquid assets and/or higher quality debt instruments in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Portfolio will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Portfolio may realize a capital gain or loss. When a Portfolio engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Portfolio's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     When the time comes to pay for the securities acquired on a delayed delivery bass, a Portfolio will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). Depending on market conditions, the Portfolios could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

SEGREGATION OF ASSETS

     As discussed above, when a Portfolio invests in certain securities or engages in certain transactions (e.g., derivatives, when issued securities, delayed delivery transactions), it will segregate assets on its books or those of its Custodian. Segregated assets will include cash or other liquid securities and high quality debt instruments, in amounts equal to the amount of its commitment with respect to its commitment, which are marked to market daily.

PORTFOLIO TURNOVER

     A change in securities held in the portfolio of a Portfolio is known as "portfolio turnover" and may involve the payment by a Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the Portfolios. Each Portfolio's historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

     The portfolio turnover rate for ING VP Small Company and ING VP Value Opportunity Portfolios decreased from 371% and 251%, respectively, in 2003 to 93% and 16%, respectively, in 2004 and the portfolio turnover rate for ING VP Global Science and Technology and ING VP International Equity increased from 15% and 85%, respectively, in 2003 to 163% and 137%, respectively, in 2004. The decrease in the portfolio turnover rate for ING VP Small Company is attributable to the Sub-Adviser attempting to decrease transaction costs and incorporate longer holding periods to enhance performance. The decrease in the portfolio turnover rate for ING VP Value Opportunity is a reflection of the change in the portfolio management team which occurred at the end of 2003. The Sub-Adviser employed more of a buy-and-hold investment strategy in 2004 causing the portfolio's turnover rate to decrease. The increase in the portfolio turnover rate for ING VP Global Science and Technology is attributable to the change in the Sub-Adviser and the change in the investment strategy of the Portfolio in January of 2004. The change to the investment strategy included expanding the Portfolio's investments from technology securities to include securities in the science sectors as well. The increase in the portfolio turnover rate for ING VP International Equity is attributable to the Sub-Adviser's re-balancing of the Portfolio's stock model in February of 2004. This re-balancing inflated annualized turnover by an estimated 25%. On an annual recurring basis, the portfolio turnover rate is expected to remain in the 80% to 120% range.

     The portfolio turnover rate for ING VP Small Company, ING VP International Equity and ING VP Growth and Income Portfolios decreased from 371%, 266% and 246%, respectively, in 2002 to 178%, 85% and 150%, respectively, in 2003. The change in portfolio rates for ING VP Small Company Portfolio and ING VP International Equity Portfolio can be attributed to the settling of normal operating procedures from the management changes that took place in 2002. The change in portfolio turnover rate for ING VP Growth Income Portfolio is attributable to the implementation of a new stock model in the second half of 2003.

                         DIRECTORS/TRUSTEES AND OFFICERS

MANAGEMENT OF THE COMPANY/TRUST

Set forth in the table below is information about each Director/Trustee of each Company/Trust and the Portfolios.

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                POSITION(S) HELD  TERM OF OFFICE                            FUND COMPLEX
                                    WITH EACH     AND LENGTH OF   PRINCIPAL OCCUPATION(S)   OVERSEEN BY   OTHER BOARD MEMBERSHIPS
    NAME, ADDRESS AND AGE         COMPANY/TRUST   TIME SERVED(1)  DURING THE PAST 5 YEARS   DIRECTOR(2)      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
J. SCOTT FOX(3)                 Director          December 1997   Vice Chairman and Chief       47        Director of the board of
7337 East Doubletree Ranch Rd.                    - Present       Operating Officer, ING                  IPC Financial Network,
Scottsdale, Arizona 85258                                         Investment Management,                  Inc. (January 2001 -
Age: 50                                                           Co. (formerly known as                  Present); Director, Metro
                                                                  Aeltus Investment                       Hartford Chamber of
                                                                  Management, Inc.)                       Commerce and the Greater
                                                                  (April 2004 - Present);                 Hartford Arts Council.
                                                                  President and Chief                     IFC Financial Networks
                                                                  Executive Officer                       (January 2001 - April
                                                                  (April 2001 - Present);                 2004).
                                                                  Managing Director and
                                                                  Chief Operating Officer
                                                                  ING Investment
                                                                  Management Co. (April
                                                                  1994 - April 2001).

THOMAS J. MCINERNEY(4)(5)       Director          April 2002 -    Chief Executive               200       Director, Equitable Life
7337 East Doubletree Ranch Rd.                    Present         Officer, ING U.S.                       Insurance Co., Golden
Scottsdale, Arizona 85258                                         Financial Services                      American Life Insurance
Age: 48                                                           (September 2001-                        Co., Life Insurance
                                                                  Present); Member, ING                   Company of Georgia,
                                                                  Americas Executive                      Midwestern United Life
                                                                  Committee                               Insurance Co., ReliaStar
                                                                  (2001-Present); ING                     Life Insurance Co.,
                                                                  Aeltus Holding Company,                 Security Life of Denver,
                                                                  Inc. (2000 - Present),                  Security Connecticut Life
                                                                  ING Retail Holding                      Insurance Co., Southland
                                                                  Company (1998 -                         Life Insurance Co., USG
                                                                  Present) and ING                        Annuity and Life Company,
                                                                  Retirement Holdings,                    and United Life and
                                                                  Inc. (1997- Present).                   Annuity Insurance Co. Inc
                                                                  Formerly, President,                    (March 2001- Present);
                                                                  ING Life Insurance and                  Member of the Board,
                                                                  Annuity Company                         Bushnell Performing Arts
                                                                  (September 1997 -                       Center; St. Francis
                                                                  November 2002);                         Hospital; National
                                                                  President, Chief                        Conference of Community
                                                                  Executive Officer and                   Justice; and Metro
                                                                  Director of Northern                    Atlanta Chamber of
                                                                  Life Insurance Company                  Commerce.
                                                                  (March 2001- October
                                                                  2002), General Manager
                                                                  and Chief Executive
                                                                  Officer, ING worksite
                                                                  Division (December
                                                                  2000- October 2001).

DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

ALBERT E. DEPRINCE, JR.         Director          June 1998 -     Professor of Economics        47        Executive Committee
7337 East Doubletree Ranch Rd.                    Present         and Finance, Middle                     International Atlantic
Scottsdale, Arizona 85258                                         Tennessee State                         Economic Society (October
Age: 64                                                           University (August                      2002 - Present);
                                                                  1991- Present);                         President - Elect,
                                                                  Director, Business and                  Academy of Economics and
                                                                  Economic Research                       Finance (February 2005 -
                                                                  Center (August 1999 -                   Present); First
                                                                  August 2002).                           Vice-President, Academy
                                                                                                          of Economics and Finance
                                                                                                          (February 2004 - February
                                                                                                          2005); 2nd Vice
                                                                                                          President, Academy of

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                POSITION(S) HELD  TERM OF OFFICE                            FUND COMPLEX
                                    WITH EACH     AND LENGTH OF   PRINCIPAL OCCUPATION(S)   OVERSEEN BY   OTHER BOARD MEMBERSHIPS
     NAME, ADDRESS AND AGE        COMPANY/TRUST   TIME SERVED(1)  DURING THE PAST 5 YEARS   DIRECTOR(2)      HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Economics and Finance
                                                                                                          (February 2003 - February
                                                                                                          2004); Director, Academy
                                                                                                          of Economics and Finance
                                                                                                          (February 2002 - February
                                                                                                          2003); Tennessee Tax
                                                                                                          Structure Sandy
                                                                                                          Commission (December 2002
                                                                                                          - December 2004).

MARIA T. FIGHETTI               Director          April 1994 -    Retired. Formerly,            47        None
7337 East Doubletree Ranch Rd.                    Present         Attorney, New York City
Scottsdale, Arizona 85258                                         Department of Mental
Age: 61                                                           Health (June 1973 -
                                                                  October 2002) and
                                                                  Associate Commissioner
                                                                  (1995 - 2002).

SIDNEY KOCH                     Chairman and      April 1994 -    Financial Adviser,            47        Director, Northwest
7337 East Doubletree Ranch Rd.  Director          Present         self-employed (January                  Center for the Arts,
Scottsdale, Arizona 85258                                         1993 - Present).                        Torrington, CT.
Age: 70

DR. CORINE T. NORGAARD          Director          June 1991-      Retired. Formerly, Dean       47        Director/Trustee, Mass
7337 East Doubletree Ranch Rd.                    Present         of the Barney School of                 Mutual corporate and
Scottsdale, Arizona 85258                                         Business, University of                 Participation Investors
Age: 67                                                           Hartford (August 1996 -                 (April 1997 - Present);
                                                                  June 2004).                             Director, Advest Trust
                                                                                                          Company (1998 - Present);
                                                                                                          Director, Connecticut
                                                                                                          Health Foundation (2002 -
                                                                                                          Present).

EDWARD T. O'DELL                Director          June 2002 -     Retired. Formerly,            47        None
7337 East Doubletree Ranch Rd.                    Present         Partner of Goodwin
Scottsdale, Arizona 85258                                         Procter LLP (June 1996
Age: 69                                                           - September 2000).

JOSEPH E. OBERMEYER             Director          January 2003 -  President, Obermeyer &        47        None
7337 East Doubletree Ranch Rd.                    Present         Associates, Inc.
Scottsdale, Arizona 85258                                         (November 1999 -
Age: 47                                                           Present).

(1)  Directors serve until their successors are duly elected and qualified.
(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.
(3) Mr. Fox is an "interested person", as defined by the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments, LLC.
(4) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his relationship with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(5) Mr. McInerney is also a director of the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, and ING Partners, Inc. therefore, for the purposes of this table with reference to Mr. McInerney, "Fund Complex" includes these investment companies.

OFFICERS

Information about the Company's/Trust's officers are set forth in the table below:

                                POSITION HELD WITH THE    TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(s) DURING THE
NAME, ADDRESS AND AGE           COMPANY/TRUST             OF TIME SERVED (1)         LAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY               President, Chief          March 2002- Present        President and Chief Executive Officer, ING
7337 East Doubletree Ranch Rd.  Executive Officer and                                Investments, LLC (2) (December - Present).
Scottsdale, Arizona 85258       Chief Operating Officer                              Formerly, Senior Executive Vice President and
Age: 56                                                                              Chief Operating Officer, ING Investments, LLC
                                                                                     (2) (April 1995 - December 2000); and
                                                                                     Executive Vice President, ING Investments, LLC
                                                                                     (2) (May 1998 - June 2000).

MICHAEL J. ROLAND               Executive Vice President  April 2002- Present        Executive Vice President (December 2001 -
7337 East Doubletree Ranch Rd.                                                       Present) and Chief Compliance Officer (October
Scottsdale, Arizona 85258                                                            2004 - Present), ING Investments, LLC (2).
Age: 46                                                                              Formerly, Chief Financial Officer and
                                                                                     Treasurer, ING Investments, LLC (2) (December
                                                                                     2001 - March 2005); Senior Vice President, ING
                                                                                     Investments, LLC (2) (June 1998 - December
                                                                                     2001).

STANLEY D. VYNER                Executive Vice President  March 2002- Present        Executive Vice President, ING Investments, LLC
7337 East Doubletree Ranch Rd.                                                       (2) (July 2000 - Present) and Chief Investment
Scottsdale, Arizona 85258                                                            Risk Officer (January 2003 - Present);
Age: 54                                                                              Formerly, Chief Investment Officer of the
                                                                                     International Portfolios, ING Investments, LLC
                                                                                     (2) (August 2000 - January 2003); and, Chief
                                                                                     Executive Officer, ING Investments, LLC (2)
                                                                                     (August 1996 - August 2000).

JOSEPH M. O'DONNELL             Chief Compliance Officer  November 2004 - Present    Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch Rd.                                                       (November 2004 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                            President, Chief Legal Counsel, Chief
Age: 50                                                                              Compliance Officer and Secretary of Atlas
                                                                                     Securities, Inc., Atlas Advisers, Inc. and
                                                                                     Atlas Funds (October 2001 - October 2004); and
                                                                                     Chief Operating Officer and General Counsel of
                                                                                     Matthews International Capital Management LLC
                                                                                     and Vice President and Secretary of Matthews
                                                                                     International Funds (August 1999 - May 2001).

ROBERT S. NAKA                  Senior Vice President and February 2002- Present     Senior Vice President and Assistant Secretary,
7337 East Doubletree Ranch Rd.  Assistant Secretary                                  ING Funds Services, LLC, (3) (October 2001 -
Scottsdale, Arizona 85258                                                            Present). Formerly, Senior Vice President, ING
Age: 41                                                                              Fund Services, LLC (3) (August 1999 - October
                                                                                     2001).

TODD MODIC                      Senior Vice President,    March 2005 - Present       Senior Vice President, ING Funds Services (3)
7337 East Doubletree Ranch Rd.  Chief/Principal                                      (April 2005 - Present). Formerly, Vice
Scottsdale, Arizona 85258       Financial Officer                                    President, ING Funds Services, LLC (3)
Age: 37                                                                              (September 2002 - March 2005); Director of
                                                                                     Financial Reporting, ING Investments, LLC (2)
                                                                                     (March 2001 - September 2002) and Director of
                                                                                     Financial Reporting, Axient Communications,
                                                                                     Inc. (May 2000 - January 2001).

KIMBERLY A. ANDERSON            Senior Vice President     December 2003- Present     Senior Vice President, ING Investments, LLC
7337 East Doubletree Ranch Rd.                                                       (2) (October 2003 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                            President and Assistant Secretary, ING
Age: 40                                                                              Investments, LLC (2) (October 2001 - October
                                                                                     2003); Assistant Vice President, ING Funds
                                                                                     Services, LLC (3) (November 1999 - January
                                                                                     2001).

THERESA K. KELETY               Secretary                 September 2003- Present    Counsel, ING U.S. Legal Services (April 2003 -
7337 E.ast Doubletree Ranch Rd.                                                      Present). Formerly, Senior Associate with
Scottsdale, Arizona 85258                                                            Shearman & Sterling (February 2000 - April
Age: 42                                                                              2003).

ROBYN L. ICHILOV                Vice President and        March 2002 - Present       Vice President, ING Funds Services, LLC (3)
                                                                                     (October 2001 - Present) and ING

                                POSITION HELD WITH THE    TERM OF OFFICE AND LENGTH  PRINCIPAL OCCUPATION(s) DURING THE
NAME, ADDRESS AND AGE           COMPANY/TRUST             OF TIME SERVED (1)         LAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
7337 East Doubletree Ranch Rd.  Treasurer                                            Investments, LLC (2) (August 1997 - Present).
Scottsdale, Arizona 85258
Age: 37

LAUREN D. BENSINGER             Vice President            March 2003- Present        Vice President, and Chief Compliance Officer,
7337 East Doubletree Ranch Rd.                                                       ING Funds Distributor, LLC (4) (July 1995 -
Scottsdale, Arizona 85258                                                            Present); and Vice President, ING Investments,
Age: 51                                                                              LLC (2) (February 1996 - Present); Formerly,
                                                                                     Chief Compliance Officer, ING Investments, LLC
                                                                                     (2) (October 2001 - October 2004).

MARIA M. ANDERSON               Vice President            September 2004 - Present   Vice President, ING Funds Services, LLC (3)
7337 East Doubletree Ranch Rd.                                                       (September 2004 - Present). Formerly,
Scottsdale, Arizona 85258                                                            Assistant Vice President, ING Funds Services,
Age: 46                                                                              LLC (3) (October 2001 - September 2004); and
                                                                                     Manager of Fund Accounting and Fund
                                                                                     Compliance, ING Investments, LLC (2)
                                                                                     (September 1999 - October 2001).

MARY GASTON                     Vice President            March 2005 - Present       Vice President, ING Funds Services, LLC (3)
7337 East Doubletree Ranch Rd.                                                       (April 2005 - Present). Formerly, Assistant
Scottsdale, Arizona 85258                                                            Vice President, Financial Reporting, ING
Age: 39                                                                              Investments, LLC (2) (April 2004 - April
                                                                                     2005); Manager, Financial Reporting, ING
                                                                                     Investments, LLC (2) (August 2002 - April
                                                                                     2004); and Controller, Z Seven Fund, Inc. and
                                                                                     Ziskin Asset Management, Inc. (January 2000 -
                                                                                     March 2002).

SUSAN KINENS                    Assistant Vice President  March 2003- Present        Assistant Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                       LLC (3) (December 2002 - Present); and has
Scottsdale, Arizona 85258                                                            held various other positions with ING Funds
Age: 28                                                                              Services, LLC for more than the last five
                                                                                     years.

KIMBERLY K. PALMER              Assistant Vice President  September 2004 - Present   Assistant Vice President, ING Funds Services,
7337 East Doubletree Ranch Rd.                                                       LLC (3) (August 2004 - Present). Formerly,
Scottsdale, Arizona 85258                                                            Manager, Registration Statements, ING Funds
Age: 47                                                                              Services, LLC (3) (May 2003 - August 2004);
                                                                                     Associate Partner, AMVESCAP PLC (October 2000
                                                                                     - May 2003); and Director of Federal Filings
                                                                                     and Blue Sky Filings, INVESCO Funds Group,
                                                                                     Inc. (March 1994 - May 2003).

HUEY P. FALGOUT, JR.            Assistant Secretary       September 2003- Present    Chief Counsel, ING U.S. Legal Services
7337 East Doubletree Ranch Rd.                                                       (September 2003 - Present). Formerly, Counsel
Scottsdale, Arizona 85258                                                            ING U.S. Legal Services (November 2002 -
Age: 41                                                                              September 2003); and Associate General
                                                                                     Counsel, AIG American General (January 1999 -
                                                                                     November 2002).

ROBIN R. NESBITT                Assistant Secretary       September 2004 - Present   Supervisor, Board Operations, ING Funds
7337 East Doubletree Ranch Rd.                                                       Services, LLC (3) (August 2003 - Present).
Scottsdale, Arizona 85258                                                            Formerly, Senior Legal Analyst, ING Funds
Age: 31                                                                              Services, LLC (3) (August 2002 - August 2003);
                                                                                     Associate, PricewaterhouseCoopers (January
                                                                                     2001 - August 2001); and Paralegal, McManis,
                                                                                     Faulkner & Morgan (May 2000 - December 2000).

(1) The officers hold office until the next annual meeting of Trustees and until their successors shall have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities.

                          BOARDS OF DIRECTORS/TRUSTEES

     The Board of Directors/Trustees ("the Board) governs each Portfolio and is responsible for protecting the interests of shareholders. The board is comprised of experienced executives who oversee ING Funds' activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance.

FREQUENCY

     The Board currently conducts regular meetings four (4) times a year. The Audit Committee also meets regularly four (4) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

COMMITTEES

     The Board has an Audit Committee whose function is to, among other things, meet with the independent registered public accounting firm of each Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee operates pursuant to a charter approved by the Board. The Audit Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. O'Dell and Mr. Obermeyer (collectively the "Independent Trustees"). Dr. Nogaard currently serves as Chairman and Ms. Fighetti currently serves as Vice Chairman of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2004.

     The Board has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Portfolios and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any its shareholders. The Contracts Committee operates pursuant to a charter approved by the Board. The Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairman and Dr. DePrince currently serves as Vice Chairman of the Committee. The Contract Committee held four (4) meetings during the fiscal year ended December 31, 2004.

     The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee operates pursuant to a charter approved by the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Committee has in place a policy by which it will consider nominees by shareholders. Shareholders wishing to submit a nomination for director at an annual or special meeting of shareholders must provide such recommendation in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Portfolio) in writing to the Nominating Committee, c/o the Secretary of the Portfolios, ING Variable Products Funds, 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258. Any recommendation made by a shareholder must contain sufficient information for the Nominating Committee to make an assessment of the candidate's suitability for the position of Independent Director. The Nominating Committee held no meetings during the fiscal year ended December 31, 2004.

     The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee operates pursuant to a charter approved by the Board. The Valuation Committee currently consists of Mr. Koch,

Dr. DePrince, Ms. Fighetti, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held no meetings during the fiscal year ended December 31, 2004.

     The Board has established a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Portfolios and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Portfolios and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable United States federal or state securities laws and breaches of fiduciary duty arising under United States federal or state laws. The Compliance Committee operates pursuant to a charter approved by the Board. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. DePrince currently serves as Chairman of the Committee. The Committee meets as needed. The Compliance Committee held three (3) meetings during the fiscal year ended December 31, 2004.

                    DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES

     Set forth below is the dollar range of equity securities owned by each Director/Trustee.

                                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                                         EQUITY SECURITIES IN ALL
                                                                                                         REGISTERED INVESTMENT
                                                                                                         COMPANIES OVERSEEN BY
                                                                                                         TRUSTEE IN FAMILY OF
NAME OF DIRECTOR/TRUSTEE  DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO AS OF DECEMBER 31, 2004     INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------------------------
                                           ING VP                ING STRATEGIC      ING        ING VP
                             ING VP     INTERMEDIATE   ING VP      ALLOCATION    VARIABLE    GROWTH AND
                          MONEY MARKET      BOND      BALANCED,   PORTFOLIOS,   PORTFOLIOS,    INCOME
                            PORTFOLIO     PORTFOLIO     INC.          INC.         INC.      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS/TRUSTEES
Albert E. DePrince, Jr.       None          None         None         None          None        None        Over $100,000 (1)
Maria T. Fighetti             None          None         None         None          None        None        Over $100,000 (1)
Sidney Koch                   None          None         None         None          None        None          $1 - $10,000
Corine T. Nogaard             None          None         None         None          None        Over         Over $100,000
                                                                                              $100,000
Edward T. O'Dell              None          None         None         None          None        None        Over $100,000 (1)
Joseph E. Obermeyer           None          None         None         None          None        None       $50,000 - 100,000 (1)

INTERESTED
DIRECTORS/TRUSTEES
J. Scott Fox                  None          None         None         None          None        None          Over $100,000
Thomas J. McInerney           None          None         None         None          None        None          Over $100,000

(1)  Held in a deferred compensation account.

              INDEPENDENT DIRECTOR/TRUSTEE OWNERSHIP OF SECURITIES

     Set forth in the table below is the information regarding each Independent Director's/Trustee's (and his/her immediate family members) share ownership as of December 31, 2004 in securities of the Portfolio's Investment Adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or Principal Underwriter of the Portfolio (not including registered investment companies).

                                 NAME OF OWNER'S
          NAME OF              AND RELATIONSHIP TO                                    VALUE OF
      DIRECTOR/TRUSTEE           DIRECTOR'TRUSTEE       COMPANY     TITLE OF CLASS   SECURITIES    PERCENTAGE OF CLASS
----------------------------------------------------------------------------------------------------------------------
  Albert E. DePrince, Jr.              N/A                N/A            N/A         $       --            N/A
     Maria T. Fighetti                 N/A                N/A            N/A         $       --            N/A
        Sidney Koch                    N/A                N/A            N/A         $       --            N/A
     Corine T. Nogaard                 N/A                N/A            N/A         $       --            N/A
      Edward T. O'Dell                 N/A                N/A            N/A         $       --            N/A
    Joseph E. Obermeyer                N/A                N/A            N/A         $       --            N/A

                          DIRECTOR/TRUSTEE COMPENSATION

     Each Portfolio pays each Director/Trustee who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $60,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee meeting attended in person; (iv) $2,500 per attendance of any committee meeting (except Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except Contracts Committee) not held in conjunction with a meeting of the Board; (v) $1,000 per telephonic meeting; (vi) $25,000 annual fee to the Chairperson of the Contracts Committee, $10,000 annual fee to the Chairperson of both the Audit and Compliance Committees and $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $12,500 annual fee to the Vice Chairperson of the Contracts Committee and $5,000 annual fee to the Vice Chairperson of both the Audit and Compliance Committees. The PRO RATA share paid by each Portfolio is based on each Portfolio's average net assets as a percentage of the average net assets of all the Portfolios managed by the investment adviser for which the Directors/Trustees serve in common as Directors/Trustees.

     During the year ended December 31, 2004, members of the Board who are also directors, officers or employees of ING or its affiliates were not entitled to any compensation from the Portfolios. For the year ended December 31, 2004, the unaffiliated members of the Board received compensation in the amounts included in the table on the following page. None of these Directors/Trustees were entitled to receive pension or retirement benefits.

                                       ING VP                      ING STRATEGIC                    ING STRATEGIC
                         ING VP     INTERMEDIATE                     ALLOCATION    ING STRATEGIC     ALLOCATION         ING VP
NAME OF PERSON AND    MONEY MARKET      BOND      ING VP BALANCED     BALANCED       ALLOCATION        INCOME       INTERNATIONAL
POSITION               PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO    GROWTH PORTFOLIO    PORTFOLIO    EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Corine Nagaard
Trustee/Director      $     11,536  $     11,902  $        13,858  $       2,414  $          2,377  $       1,432  $           458

Sidney Koch
Trustee/Director      $     12,050  $     13,467  $        14,480  $       2,518  $          2,482  $       1,495  $           478

Maria T. Fighetti(1)
Trustee/Director      $     10,389  $     11,531  $        12,494  $       2,150  $          2,125  $       1,281  $           409

Albert E. DePrince,
Jr.(1)
Trustee/Director      $     11,208  $     11,526  $        12,774  $       2,041  $          2,062  $       1,267  $           389

Edward T. O'Dell(1)
Trustee/Director      $     10,559  $     11,860  $        12,687  $       2,223  $          2,189  $       1,318  $           422

Joseph E.
Obermeyer(1)
Trustee/Director      $     10,663  $     11.925  $        12,814  $       2,230  $          2,198  $       1,324  $           423

                        ING VP GLOBAL
                         SCIENCE AND                        ING VP SMALL      ING VP INDEX
NAME OF PERSON           TECHNOLOGY       ING VP GROWTH        COMPANY        PLUS LARGECAP
AND POSITION             PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------
Corine Nagaard
Trustee/Director       $           880   $         2,055   $         4,889   $        15,323

Sidney Koch
Trustee/Director       $           921   $         2,149   $         5,105   $        15,998

Maria T.
Fighetti(1)
Trustee/Director       $           800   $         1,864   $         4,381   $        13,724

Albert E.
DePrince, Jr.(1)
Trustee/Director       $           818   $         1,982   $         4,271   $        13,407

Edward T. O'Dell(1)
Trustee/Director       $           812   $         1,884   $         4,502   $        14,081

Joseph E.
Obermeyer(1)
Trustee/Director       $           815   $         1,902   $         4,523   $        14,164

                                                                             TOTAL
                                                                             COMPENSATION
                                                                             FROM THE
                                                                             PORTFOLIOS AND
                                                                             ING MUTUAL
                                                                             FUNDS COMPLEX
                         ING VP INDEX      ING VP PLUS       ING VP VALUE    PAID TO
NAME OF PERSON           PLUS MIDCAP     INDEX SMALLCAP      OPPORTUNITY     DIRECTORS/
AND POSITION              PORTFOLIO         PORTFOLIO         PORTFOLIO      TRUSTEES
--------------------------------------------------------------------------------------------
Corine Nagaard
Trustee/Director       $         6,234   $         2,691   $         2,403   $       166,500

Sidney Koch
Trustee/Director       $         6,496   $         2,801   $         2,513   $       174,000

Maria T.
Fighetti(1)
Trustee/Director       $         5,502   $         2,348   $         2,180   $       150,250

Albert E.
DePrince, Jr.(1)
Trustee/Director       $         4,814   $         1,920   $         2,292   $       157,000

Edward T. O'Dell(1)
Trustee/Director       $         5,757   $         2,509   $         2,198   $       152,750

Joseph E.
Obermeyer(1)
Trustee/Director       $         5,758   $         2,484   $         2,224   $       154,000

(1) During the fiscal year ended December 31, 2004, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $31,000, $0, $74,500 and $20,350, respectively, of their compensation from the Portfolios.

     The Board has adopted a retirement policy under with each Independent Director/Trustee is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Portfolio without the consent or approval of shareholders.

     As of March 31, 2005 officers and Directors/Trustees owned less than 1% of the outstanding shares of each Portfolio. To the best knowledge of the Portfolios, the names and addresses of the holders of 25% or more of the outstanding shares of each class of the Portfolios' equity securities as of March 31, 2005, and the percentage of the outstanding shares held by such holders are set forth in the table below. Shares of the Portfolios are issued in connection with investments in variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and qualified pension plans. As of March 31, 2005, separate accounts of the following life insurance companies and/or qualified pension plans owned of record or beneficially 5% or more of the shares of the following Portfolios:

                                                                                  CLASS AND       PERCENTAGE      PERCENTAGE
                                                                                   TYPE OF            OF              OF
PORTFOLIO                        ADDRESS*                                         OWNERSHIP        PORTFOLIO        CLASS
----------------------------------------------------------------------------------------------------------------------------
ING VP Balanced                  ING Life Insurance and Annuity Company
                                 Attn: Valuation Unit - TN41
                                 151 Farmington, Avenue
                                 Hartford, CT  06156-0001                          Class I           7.30%          97.16%

ING VP Balanced                  ING USA Annuity and Life Insurance Company
                                 Attn: Valuation Unit - TN41
                                 1475 Dunwoody Drive
                                 West Chester, PA 19380-1478                       Class S           0.02%            100%

ING VP Global Science and        ING Life Insurance and Annuity Company
Technology                       Attn: Valuation Unit - TN41
                                 151 Farmington Avenue
                                 Hartford, CT  06156-0001                          Class I          28.02%          97.49%

ING VP Growth                    ING Life Insurance and Annuity Company
                                 151 Farmington Avenue
                                 Hartford, CT 06156-0001                           Class I          10.56%          98.25%

ING VP Growth                    ING USA Annuity and Life Insurance Company
                                 Attn: Valuation Unit - TN41
                                 1475 Dunwoody Drive
                                 West Chester, PA 19380-1478                       Class S           0.02%            100%

ING VP Growth and Income         ING Life Insurance and Annuity Company
                                 Attn: Valuation Unit - TN41
                                 151 Farmington Avenue
                                 Hartford, CT  06156-0001                          Class I           5.07%          96.76%

ING VP Growth and Income         ING USA Annuity and Life Insurance Company
                                 Attn: Valuation Unit - TN41
                                 1475 Dunwoody Drive
                                 West Chester, PA 19380-1478                       Class S           0.02%            100%

ING VP Index Plus LargeCap       ING Life Insurance and Annuity Company
                                 Attn: Valuation Unit - TN41
                                 151 Farmington Avenue
                                 Hartford, CT  06156-0001                          Class I           6.06%          97.07%

ING VP Index Plus LargeCap       ING USA Annuity and Life Insurance Company
                                 Attn: Valuation Unit - TN41
                                 1475 Dunwoody Drive
                                 West Chester, PA 19380-1478                       Class S           0.60%          99.55%

                                                                                  CLASS AND       PERCENTAGE      PERCENTAGE
                                                                                   TYPE OF            OF              OF
PORTFOLIO                        ADDRESS*                                         OWNERSHIP        PORTFOLIO        CLASS
----------------------------------------------------------------------------------------------------------------------------
ING VP Index Plus MidCap         ING Life Insurance and Annuity Company
                                 Attn: Valuation Unit - TN41
                                 151 Farmington Avenue
                                 Hartford, CT 06156-0001                           Class I           3.65%          96.13%

ING VP Index Plus MidCap         ING USA Annuity and Life Insurance Company
                                 Attn: Valuation Unit - TN41
                                 1475 Dunwoody Drive
                                 West Chester, PA 19380-1478                       Class S           0.54%          61.19%

ING VP Index Plus MidCap         ING LifeStyle Moderate Portfolio
                                 Attn: Pete Balcer
                                 7337 East Doubletree Ranch Road
                                 Scottsdale, AZ 85258                              Class S           0.05%           5.14%

ING VP Index Plus MidCap         ING LifeStyle Moderate Growth Portfolio
                                 Attn: Pete Balcer
                                 7337 East Doubletree Ranch Road
                                 Scottsdale, AZ 85258                              Class S           0.10%          11.78%

ING VP Index Plus MidCap         ING LifeStyle Growth Portfolio
                                 Attn: Pete Balcer
                                 7337 East Doubletree Ranch Road
                                 Scottsdale, AZ 85258                              Class S           0.11%          13.01%

ING VP Index Plus MidCap         ING LifeStyle Aggressive Growth Portfolio
                                 Attn: Pete Balcer
                                 7337 East Doubletree Ranch Road
                                 Scottsdale, AZ 85258                              Class S           0.07%           8.31%

ING VP Index Plus SmallCap       ING Life Insurance and Annuity Company
                                 Attn: Valuation Unit - TN41
                                 151 Farmington Avenue
                                 Hartford, CT 06156-00010                          Class I           5.91%          94.98%

ING VP Index Plus SmallCap       ING USA Annuity and Life Insurance Company
                                 Attn: Valuation Unit - TN41
                                 1475 Dunwoody Drive
                                 West Chester, PA 19380-1478                       Class S           0.62%          63.30%

ING VP Index Plus SmallCap       ING LifeStyle Moderate Portfolio
                                 Attn: Pete Balcer
                                 7337 East Doubletree Ranch Road
                                 Scottsdale, AZ 85258                              Class S           0.07%           6.91%

ING VP Index Plus SmallCap       ING LifeStyle Moderate Growth Portfolio
                                 Attn: Pete Balcer
                                 7337 East Doubletree Ranch Road
                                 Scottsdale, AZ 85258                              Class S           0.12%          11.88%

ING VP Index Plus SmallCap       ING LifeStyle Growth Portfolio
                                 Attn: Pete Balcer
                                 7337 East Doubletree Ranch Road
                                 Scottsdale, AZ 85258                              Class S           0.13%          13.12%

ING VP Intermediate Bond         ING Life Insurance and Annuity Company
                                 Attn: Valuation Unit - TN41
                                 151 Farmington Avenue
                                 Hartford, CT 06156-0001                           Class I           5.51%          96.47%

ING VP Intermediate Bond         ING USA Annuity and Life Insurance Company
                                 Attn: Valuation Unit - TN41
                                 1475 Dunwoody Drive
                                 West Chester, PA 19380-1478                       Class S           1.14%          59.71%

ING VP Intermediate Bond         ING LifeStyle Moderate Portfolio
                                 Attn: Pete Balcer
                                 7337 East Doubletree Ranch Road
                                 Scottsdale, AZ 85258                              Class S           0.25%          13.09%

ING VP Intermediate Bond         ING LifeStyle Moderate Growth Portfolio
                                 Attn: Pete Balcer                                 Class S           0.37%          19.41%

                                                                                  CLASS AND       PERCENTAGE      PERCENTAGE
                                                                                   TYPE OF            OF              OF
PORTFOLIO                        ADDRESS*                                         OWNERSHIP        PORTFOLIO        CLASS
----------------------------------------------------------------------------------------------------------------------------
                                 7337 East Doubletree Ranch Road
                                 Scottsdale, AZ 85258

ING VP Intermediate Bond         ING LifeStyle Growth Portfolio
                                 Attn: Pete Balcer
                                 7337 East Doubletree Ranch Road
                                 Scottsdale, AZ 85258                              Class S           0.15%           7.79%

ING VP International Equity      ING Life Insurance and Annuity Company
                                 Attn: Valuation Unit - TN41
                                 151 Farmington Avenue
                                 Hartford, CT 06156-0001                           Class I          11.06%          96.86%

ING VP International Equity      ING USA Annuity and Life Insurance Company
                                 Attn: Valuation Unit - TN41
                                 1475 Dunwoody Drive
                                 West Chester, PA 19380-1478                       Class S           0.05%            100%

ING VP Money Market              ING Life Insurance and Annuity Company
                                 Attn: Valuation Unit - TN41
                                 151 Farmington Avenue
                                 Hartford, CT 06156-0001                           Class I           7.54%          96.89%

ING VP Small Company             ING Life Insurance and Annuity Company
                                 Attn: Valuation Unit - TN41
                                 151 Farmington Avenue
                                 Hartford, CT 06156-0001                           Class I           3.97%          95.71%

ING VP Small Company             ING LifeStyle Moderate Growth Portfolio
                                 Attn: Pete Balcer
                                 7337 East Doubletree Ranch Road
                                 Scottsdale, AZ 85258                              Class S           0.18%          17.86%

ING VP Small Company             ING LifeStyle Growth Portfolio
                                 Attn: Pete Balcer
                                 7337 East Doubletree Ranch Road
                                 Scottsdale, AZ 85258                              Class S           0.54%          52.60%

ING VP Small Company             ING LifeStyle Aggressive Growth Portfolio
                                 Attn: Pete Balcer
                                 7337 East Doubletree Ranch Road
                                 Scottsdale, AZ 85258                              Class S           0.29%          28.38%

ING VP Strategic Allocation      ING Life Insurance and Annuity Company
Balanced                         Attn: Valuation Unit - TN41
                                 151 Farmington Avenue
                                 Hartford, CT 06156-0001                           Class I           7.14%          98.37%

ING VP Strategic Allocation      ING Life Insurance and Annuity Company
Growth                           Attn: Valuation Unit - TN41
                                 151 Farmington Avenue
                                 Hartford, CT 06156-0001                           Class I           6.66%          97.24%

ING VP Strategic Allocation      ING Life Insurance and Annuity Company
Income                           Attn: Valuation Unit - TN41
                                 151 Farmington Avenue
                                 Hartford, CT 06156-0001                           Class I           7.50%          97.07%

ING VP Value Opportunity         ING Life Insurance and Annuity Company
                                 Attn: Valuation Unit - TN41
                                 151 Farmington Avenue
                                 Hartford, CT 06156-0001                           Class I           7.37%          98.45%

ING VP Value Opportunity         ING USA Annuity and Life Insurance Company
                                 Attn: Valuation Unit - TN41
                                 1475 Dunwoody Drive
                                 West Chester, PA 19380-1478                       Class S           0.13%          98.33%

* The above entities are indirect wholly owned subsidiaries of ING Groep N.V. ING Groep N.V. is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. ING Groep N.V.'s principal executive offices are located at Strawinskylaan 2631, 1077 zz Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

                         INVESTMENT ADVISORY AGREEMENTS

     The Investment Adviser for the Portfolios is ING Investments, which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Investment Adviser, subject to the authority of the Directors/Trustees of the Portfolios, has the overall responsibility for the management of each Portfolio's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"): ING IM as Sub-Adviser to all the Portfolios except ING VP Global Science and Technology Portfolio; and BlackRock as Sub-Adviser to ING VP Global Science and Technology Portfolio. The Investment Adviser and ING IM are direct, wholly-owned subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

     On February 26, 2001, the name of the Investment Adviser changed from "Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Investment Adviser was change from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, ING IM served as investment adviser to all the Portfolios (except ING VP Global Science and Technology Portfolio). On that date ING Investments, LLC began serving as investment adviser and ING IM began serving as the Sub-Adviser to each Portfolio (except ING VP Global Science and Technology Portfolio). BlackRock has served as the Sub-Adviser to ING VP Global Science and Technology Portfolio since January 1, 2004. Prior to January 1, 2004, AIC Asset Management LLC served as Sub-Adviser.

     The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and each Company/Trust. The Investment Management Agreement requires the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each of the portfolios. Pursuant to sub-advisory agreements between ING Investments and the Sub-Advisers (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities to Sub-Advisers for the Portfolios. The Investment Adviser oversees the investment management of the Sub-Advisers for the Portfolios.

     The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Portfolios and to furnish advice and recommendations with respect to investment of each Portfolio's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Portfolios for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

     After an initial term through December 31, 2002, the Investment Management Agreement and Sub-Advisory Agreements continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Directors/Trustees who are not parties to the Investment management Agreement or "interested persons" (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval.

     Please see the Fund's Semi-Annual Report dated June 30, 2005 for information regarding the basis of the Board's approval of the investment advisory/sub-advisory relationships.

     Each Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Portfolio's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     The Investment Adviser bears the expense of providing its services and pays the fees of the Sub-Advisers. For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Portfolio's average daily net assets during the month:

                PORTFOLIO                              ADVISORY FEE*
                ---------                              -------------
ING VP Strategic Allocation Growth                          0.60%
ING VP Balanced                                             0.50%
ING VP Intermediate Bond                                    0.40%
ING VP Strategic Allocation Balanced                        0.60%
ING VP Growth                                               0.60%
ING VP Growth and Income                         0.50% on first $10 billion
                                                  0.45% on next $5 billion
                                                  0.425% over $15 billion
ING VP Index Plus LargeCap                                  0.35%
ING VP Index Plus MidCap                                    0.40%
ING VP Index Plus SmallCap                                  0.40%
ING VP International Equity                                 0.85%
ING VP Strategic Allocation Income                          0.60%
ING VP Money Market                                         0.25%
ING VP Small Company                                        0.75%
ING VP Global Science and Technology**                      0.95%
ING VP Value Opportunity                                    0.60%

* As a percentage of average daily net assets.
** ING VP Global Science and Technology Portfolio was formerly called ING VP Technology Portfolio.

                            TOTAL ADVISORY FEES PAID

For the years ended December 31, 2004, 2003, and 2002, investment advisory fees were paid as follows (ING IM was the former investment adviser to the Portfolios prior to March 1, 2002 and is now the current Sub-Adviser for each Portfolio except ING VP Global Science and Technology Portfolio):

NAME OF PORTFOLIO                                    2004             2003             2002
------------------------------------------------------------------------------------------------
ING VP Strategic Allocation Growth              $    1,414,839   $    1,112,195   $    1,112,104
ING VP Balanced                                 $    6,905,210   $    6,314,014   $    7,035,470
ING VP Intermediate Bond                        $    5,104,847   $    5,118,316   $    4,380,427
ING VP Strategic Allocation Balanced            $    1,429,520   $    1,059,826   $    1,035,868
ING VP Growth                                   $    1,242,189   $    1,209,657   $    1,457,177
ING VP Growth and Income                        $   17,953,307   $   17,484,951   $   22,825,214
ING VP Index Plus LargeCap                      $    5,330,565   $    4,040,800   $    3,713,180

ING VP Index Plus MidCap                        $    2,454,995   $    1,320,189   $      935,653
ING VP Index Plus SmallCap                      $    1,046,533   $      480,088   $      314,446
ING VP International Equity                     $      385,383   $      281,272   $      343,690
ING VP Strategic Allocation Income              $      850,962   $      752,133   $      757,240
ING VP Money Market                             $    2,874,118   $    3,562,504   $    3,799,976
ING VP Small Company                            $    3,658,965   $    2,646,249   $    2,535,978
ING VP Global Science and Technology            $      840,414   $      617,677   $      534,731
ING VP Value Opportunity                        $    1,443,302   $    1,367,093   $    1,344,310

                             SUB-ADVISORY AGREEMENTS

     The Investment Management Agreement for each Portfolio provides that the Investment Adviser, with the approval of a Portfolio's Board, may select and employ a Sub-Advisor for a Portfolio, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and officers of a Portfolio who are employees of the Investment Adviser or its affiliates and office rent of a Portfolio. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Advisory Agreements.

     Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Portfolios are borne by the Portfolios, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Portfolio's net asset value; taxes, if any, and the preparation of each Portfolio's tax return; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Portfolios under federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Portfolios who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

     The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Directors/Trustees, on behalf of a Portfolio, or the shareholders of a Portfolio upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect from year to year, subject to the annual approval of the appropriate Board, on behalf of a Portfolio, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors/Trustees, on behalf of a Portfolio who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

     Pursuant to the Sub-Advisory Agreements between the Investment Adviser and ING IM, ING IM acts as Sub-Adviser to all the Portfolios except VP Global Science and Technology Portfolio. In this capacity, ING IM, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Portfolio, manages the Portfolios' portfolio investments consistently with the Portfolios' investment objectives, and executes any of the Portfolios' investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by the Investment Adviser. ING IM's address is 230 Park Avenue, New York, NY 10169. ING IM is a wholly owned subsidiary of ING Groep N.V.

     ING VP Global Science and Technology Portfolio and the Investment Adviser have received an exemptive order from the SEC that allows the Investment Adviser to enter into a new investment sub-advisory agreement and to make material changes to the Sub-Advisory Agreement with the approval of the ING VP Global Science and Technology Portfolio's Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Board (including a majority of the Board's disinterested Directors) of ING VP Global Science and Technology Portfolio must approve a new or amended Sub-Advisory Agreement with the Sub-Adviser. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders within 90 days of the change. The Investment Adviser remains responsible for providing general management services to ING VP Global Science and Technology Portfolio, including overall supervisory responsibility for the general management services to ING VP Global Science and Technology Portfolio, including overall supervisory responsibility for the general management and investment of ING VP Global Science and Technology Portfolio's assets, and, subject to the review and approval of the Board, will among other things: (i) set ING VP Global Science and Technology Portfolio's overall investment strategies; (ii) evaluate, select and recommend a sub-adviser to manage all or part of ING VP Global Science and Technology Portfolio's assets; (iii) when appropriate, allocate and reallocate ING VP Global Science and Technology Portfolio's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of the sub-adviser and (v) implement procedures reasonably designed to ensure that the sub-adviser complies with ING VP Global Science and Technology Portfolio's investment objectives, policies and restrictions.

     Pursuant to a Sub-Advisory Agreement between the Investment Adviser and BlackRock Advisors, Inc. ("BlackRock"), BlackRock serves as Sub-Adviser to ING VP Global Science and Technology Portfolio. BlackRock has served as Sub-Adviser since January 2, 2004. Prior to January 2, 2004 AIC Asset Management LLC served as Sub-Adviser. In this capacity, BlackRock, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Portfolio, manages the Portfolio's investment portfolio consistently with the Portfolio's investment objective, and executes any of the Portfolio's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are unpaid monthly by the Investment Adviser. BlackRock's address is 100 Bellevue Parkway, Wilmington, Delaware 19809. Founded in 1994, BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S.

     Please see the Fund's Semi-Annual Report dated June 30, 2005 for information regarding the basis of the Board's approval of the investment advisory/sub-advisory relationships.

     For the following Portfolios, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Portfolio's average daily net assets managed during the month:

NAME OF PORTFOLIO                              SUB-ADVISORY FEE*              ASSETS
-----------------                              -----------------              ------
ING VP Growth                                        0.270%                     N/A
ING VP International Equity                          0.383%                     N/A
ING VP Small Company                                 0.338%                     N/A

ING VP Value Opportunity                             0.270%                     N/A
ING VP Global Science and Technology**,+             0.500%             On first $200 million
                                                     0.450%             On next $300 million
                                                     0.400%              Over $500 million
ING VP Balanced                                      0.225%                     N/A
ING VP Growth and Income                             0.225%              On first $10 billion
                                                     0.203%              On next $5 billion
                                                     0.191%                 Over $15 billion
ING VP Intermediate Bond                             0.180%                     N/A
ING VP Money Market                                  0.113%                     N/A
ING VP Index Plus LargeCap                           0.158%                     N/A
ING VP Index Plus MidCap                             0.180%                     N/A
ING VP Index Plus SmallCap                           0.180%                     N/A
ING VP Strategic Allocation Growth                   0.270%                     N/A
ING VP Strategic Allocation Balanced                 0.270%                     N/A
ING VP Strategic Allocation Income                   0.270%                     N/A

* As a percentage of average daily net assets.

** ING VP Global Science and Technology Portfolio was formerly known as ING VP Technology Portfolio.

+ For purposes of calculating fees under this Sub-Advisory Agreement, the assets of the series shall be aggregated with the assets of ING Global Science and Technology Fund, a series of ING Series Fund, Inc., a registered investment company that is not a party to this Sub-Advisory Agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to these two series and their respective Investment Sub-Adviser based on relative net assets.

During the fiscal years ended December 31, 2004, 2003 and 2002 the Investment Adviser paid the Sub-Advisers the following fees respectively.

NAME OF PORTFOLIO                                    2004             2003             2002
------------------------------------------------------------------------------------------------
ING VP Growth                                   $      558,986   $    1,149,173   $    1,384,318
ING VP International Equity                     $      173,422   $      267,209   $      265,156
ING VP Small Company                            $    1,646,534   $    2,513,940   $    2,373,100
ING VP Value Opportunity                        $      649,487   $    1,298,737   $    1,277,095
ING VP Global Science and Technology*           $      442,322   $      471,385   $      408,084
ING VP Balanced                                 $    3,107,345   $    5,998,321   $    6,683,967
ING VP Growth and Income                        $    8,078,989   $   16,610,707   $   21,683,953
ING VP Intermediate Bond                        $    2,297,172   $    4,862,402   $    4,161,406
ING VP Money Market                             $    1,293,353   $    3,384,383   $    3,609,977
ING VP Index Plus LargeCap                      $    2,398,764   $    3,383,769   $    3,527,521
ING VP Index Plus MidCap                        $    1,104,743   $    1,254,180   $      888,871
ING VP Index Plus SmallCap                      $      470,938   $      456,084   $      298,724
ING VP Strategic Allocation Growth              $      643,285   $    1,056,584   $    1,056,499
ING VP Strategic Allocation Balanced            $      636,679   $    1,006,833   $      984,074
ING VP Strategic Allocation Income              $      382,934   $      714,525   $      719,378

* For the fiscal years ended 2003, and 2002, sub-advisory fees were paid to AIC Asset Management LLC (AIC), the former Sub-Adviser to ING VP Global Science and Technology Portfolio. On January 2, 2004, BlackRock Advisors, Inc. became the Sub-Adviser to the Portfolio.

PORTFOLIO MANAGERS

ING VP GROWTH AND INCOME PORTFLIO, ING VP GROWTH PORTFOLIO, ING VP SMALL COMPANY PORTFOLIO, ING VP INDEX PLUS LARGECAP PORTFOLIO, ING VP INDEX PLUS MID CAP PORTFOLIO, ING VP INDEX PLUS SMALL CAP PORTFOLIO, ING

VP VALUE OPPORTUNITY PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO, ING VP MONEY MARKET PORTFOLIO, ING VP INTERNATIONAL EQUITY PORTFOLIO AND THE ING VP STRATEGIC ALLOCATION PORTFOLIOS

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of December 31, 2004.

                       REGISTERED INVESTMENT             OTHER POOLED
                       COMPANIES                         INVESTMENT VEHICLES               OTHER ACCTS
                       ---------------------------------------------------------------------------------------------------
  PORTFOLIO            NUMBER OF                         NUMBER OF                         NUMBER OF
  MANAGER              ACCOUNTS        TOTAL ASSETS      ACCOUNTS        TOTAL ASSETS      ACCOUNTS        TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------------
Kenneth Bragdon            2         $     301,620,332       3         $     467,025,515      67(1)      $   2,160,655,163
Carolie Burroughs          2         $     721,026,328       0                       N/A       0                       N/A
Christopher Corapi         1         $   3,533,199,115       1         $      15,142,359       2         $       3,123,709
Douglas Cote              60         $   7,093,617,920      17         $   3,325,027,998      29         $   4,452,896,692
Mary Ann Fernandez        36         $   2,714,934,521       0                       N/A       0                       N/A
Carl Ghielen               8         $     195,195,413       1         $     113,960,234       3         $     233,503,049
Martin Jansen              8         $     195,195,413       1         $     113,960,234       3         $     233,503,049
James B. Kauffmann        53         $   7,905,224,743      13         $   1,482,343,368      25(2)      $   8,158,535,858
Scott Lewis                2         $   3,573,105,957       0                       N/A       0                       N/A
Shiv Mehta                 0                       N/A       0                       N/A       0                       N/A
Richard Welsh              2         $     301,620,332       3         $     467,025,515      67(1)      $   2,160,655,163
Hugh T. Whelan            60         $   7,093,617,920      17         $   3,325,027,998      29(3)      $   4,452,896,692
David S. Yealy            16         $   3,122,294,627       3         $     126,880,313       0                       N/A

 (1) One of these Accounts with Total Assets of $11,522,633 has an advisory fee that is also based on the performance of the Account.

 (2) One of these Accounts with Total Assets of $156,118,065 has an advisory fee that is also based on the performance of the Account.

 (3) Six of these Accounts with Total Assets of $955,897,075 have advisory fees that are also based on the performance of the Accounts.

POTENTIAL CONFLICTS OF INTEREST

     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

     A portfolio manager may also manage accounts whose objectives and policies differ from that of the portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for Portfolio. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee. As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

COMPENSATION FOR ING VP BALANCED PORTFOLIO, ING VP GROWTH AND INCOME PORTFOLIO, ING VP GROWTH PORTFOLIO, ING VP SMALL COMPANY PORTFOLIO, ING VP INDEX PLUS LARGECAP PORTFOLIO, ING VP INDEX PLUS MIDCAP PORTFOLIO, ING VP INDEX PLUS SMALL CAP PORTFOLIO, ING VP VALUE OPPORTUNITY PORTFOLIO, ING VP INTERMEDIATE BOND PORTFOLIO, ING VP MONEY MARKET PORTFOLIO AND THE ING VP STRATEGIC ALLOCATION PORTFOLIOS.

     For Kenneth Bragdon, Carolie Burroughs, Christopher Corapi, Douglas Cote, Mary Ann Fernandez, James B. Kauffman, Scott Lewis, Shiv Mehta, Richard Welsh, Hugh T. M. Whelan and David S. Yealy, the portfolio managers (each a "Portfolio Manager" and collectively the "Portfolio Managers") of the Portfolios listed above, compensation consists of (a) base salary; (b) bonus which is based on ING Investment Management (ING IM) performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

     The Portfolio Managers for the Portfolios listed above are also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (the S&P 500 Index and LBAB Index for Ms. Fernandez and Mr. Mehta as Portfolio Managers for ING VP Balanced Portfolio; the LBAB Index for Mr. Kauffmann as Portfolio Manager to ING VP Intermediate Bond Portfolio; the S&P 500 Index for Mr. Lewis Corapi and Mr. Corapi as Portfolio Managers for ING VP Growth and Income Portfolio; the Russell 1000 Growth Index for Mr. Bragdon and Mr. Welsh as Portfolio Managers for ING VP Growth Portfolio; the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index for Mr. Whelan and Mr. Cote as Portfolio Managers for ING Index Plus LargeCap, ING Plus MidCap and ING Index Plus SmallCap Portfolios; the iMoney Net First Tier Retail Index for Mr. Yealy as Portfolio Manager for ING VP Money Market Portfolio; the Russell 2000 Index for Ms. Burroughs as Portfolio

Manager for ING VP Small Company Portfolio; the Strategic Allocation Balanced Composite, the Strategic Allocation Growth Composite and the Strategic Allocation Income Composite for Ms. Fernandez and Mr. Mehta as Portfolio Managers for the ING VP Strategic Allocation Balanced, ING VP Strategic Allocation Growth and the ING VP Strategic Allocation Income Portfolios, respectively (these composites are comprised of the Russell 3000 Index, MSCI EAFE Index and the LBAB Index); and the Russell 1000 Value Index for Mr. Lewis as Portfolio Manager for the ING Value Opportunity Portfolio) and where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards measure investment performance versus peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by each team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     Portfolio Managers whose base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

COMPENSATION FOR ING VP INTERNATIONAL EQUITY PORTFOLIO

     Regarding Martin Jansen's compensation as the Portfolio Manager for the Portfolio listed above, the compensation consists of (a) base salary and (b) bonus, which is based on ING IM's performance, 3 and 5 year pre-tax performance of the accounts they as portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for.

     The Portfolio Manager is also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has a defined index, (here, the MSCI EAFE Index) and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for the Portfolio Manager. The measures for these Portfolio Managers are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by these Portfolio Managers. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the Portfolio Managers' scorecards.

     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

     If the Portfolio Manager's base salary compensation exceeds a particular threshold he may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

     Regarding Carl Ghielen's compensation as the Portfolio Manager for the Portfolio listed above, the compensation consists of (a) base salary; (b) bonus which is based on investment performance, 3 and 5 year pre-tax performance of the accounts the portfolio manager is primarily and jointly responsible for relative to account benchmarks and peer universe performance; and (c) long-term equity awards tied to the performance of the parent company, ING Groep.

     The Portfolio Manager is also eligible to participate in an annual cash incentive plan. The overall design of the annual incentive plan was developed to tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. The measures used are outlined on a "scorecard" that is reviewed annually. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods for all accounts managed. The results are calculated on an asset weighted performance basis of the individual team scorecards.

     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Portfolios owned by the portfolio managers as of December 31, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

                                         DOLLAR RANGE OF SECURITIES OF THE
          PORTFOLIO MANAGER              PORTFOLIO OWNED
          ----------------------------------------------------------------
          Kenneth Bradgon                None
          Carolie Burroughs              None
          Christopher F. Corapi          None
          Douglas Cote                   None
          Mary Ann Fernandez             None
          Carl Ghielen                   None
          Martin Jansen                  None
          James B. Kauffman              None
          Scott Lewis                    None
          Shiv Mehta                     None
          Richard Welsh                  None
          Hugh T. M. Whelan              None
          David S. Yealy                 None

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

OTHER MANAGED ACCOUNTS

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of December 31, 2004.

                          REGISTERED INVESTMENT             OTHER POOLED
                          COMPANIES                         INVESTMENT VEHICLES               OTHER ACCTS
                          ---------------------------------------------------------------------------------------------------
   PORTFOLIO              NUMBER OF                         NUMBER OF                         NUMBER OF
   MANAGER                ACCOUNTS        TOTAL ASSETS      ACCOUNTS        TOTAL ASSETS      ACCOUNTS        TOTAL ASSETS
   --------------------------------------------------------------------------------------------------------------------------
   Thomas P. Callan          5          $  725,000,000         1          $   31,000,000         4(1)       $     605,000,000
   Erin Xie (2)              4          $  317,000,000         0                     N/A         0                        N/A

(1) One of these Accounts with Total Assets of $464 million is subject to an advisory fee that is also based on the performance of the Account.

(2) The information provided for Erin Xie is as of January 31, 2005, which is the official date of her employment with BlackRock.

POTENTIAL CONFLICTS OF INTEREST

     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock Advisors recommends to the Portfolio. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

     Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Portfolio, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Portfolio with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. Finally, Mr. Callan manages a $464 million account that is subject to a performance fee.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS

     BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

     BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

     Long-Term Retention and Incentive Plan (LTIP) - The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Mr. Callan and Ms. Xie have received awards under the LTIP.

     Deferred Compensation Program - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including Mr. Callan, is mandatorily deferred in a similar manner for a number of years.

     Options and Restricted Stock Awards - While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Callan has been granted stock options in prior years, and participates in BlackRock's restricted stock program.

     Incentive Savings Plans - The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Mr. Callan and Ms. Xie are eligible to participate in these plans.

     Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts are measured.

     Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

     As of December 31, 2004, the end of the Portfolio's most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolio is shown below:

                                         DOLLAR RANGE OF SECURITIES OF THE
          PORTFOLIO MANAGER              PORTFOLIO OWNED
          ----------------------------------------------------------------
          Thomas Callan                  None
          Erin Xie                       None

                       ADMINISTRATIVE SERVICES AGREEMENTS

     ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all the Portfolios pursuant to an Administrative Services Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to properly conduct the Portfolios' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by the Portfolios from time to time. The Administrator acts as a liaison among these service providers to the Portfolios. The Administrator is also responsible for monitoring the Portfolios in compliance with applicable legal requirements and for investment policies and restrictions of the Portfolios. The Administrator is an affiliate of the Investment Adviser.

     Prior to April 1, 2002, ING IM provided administrative services of the Portfolios pursuant to administrative agreements. The services provided by ING IM included: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV;
(6) the preparation of certain shareholders communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board. Since its appointments as Administrator on April 1, 2002, ING Funds Services has provided substantially similar administrative services to the Portfolios pursuant to the Administrative Services Agreements.

     For its services, the Administrator is entitled to receive from the Portfolios a fee at an annual rate of 0.055% of the first $5 billion of the Portfolio's average daily net assets and 0.03% thereafter. Administrative fees paid by the Portfolios were as follows:

   NAME OF PORTFOLIO                                    2004             2003             2002
   ---------------------------------------------   --------------   --------------   --------------
   ING VP Strategic Allocation Growth              $      129,691   $      101,949   $      111,618
   ING VP Balanced                                 $      759,557   $      694,531   $      850,019
   ING VP Bond                                     $      701,899   $      703,758   $      652,037
   ING VP Strategic Allocation Balanced            $      131,037   $       97,149   $      103,849
   ING VP Growth                                   $      113,865   $      110,883   $      148,122
   ING VP Growth and Income                        $    1,974,822   $    1,923,339   $    2,740,471
   ING VP Index Plus LargeCap                      $      837,646   $      634,973   $      640,921
   ING VP Index Plus MidCap                        $      337,553   $      181,523   $      137,664
   ING VP Index Plus SmallCap                      $      143,895   $       66,011   $       45,961
   ING VP International Equity                     $       24,936   $       18,200   $       24,565
   ING VP Strategic Allocation Income              $       78,003   $       68,944   $       75,781
   ING VP Money Market                             $      632,293   $      783,740   $      908,809

   NAME OF PORTFOLIO                                    2004             2003             2002
   ---------------------------------------------   --------------   --------------   --------------
   ING VP Small Company                            $      268,319   $      194,055   $      203,368
   ING VP Global Science and Technology            $       48,654   $       35,760   $       34,412
   ING VP Value Opportunity                        $      132,300   $      125,315   $      134,503

                          EXPENSE LIMITATION AGREEMENTS

     The Investment Adviser has entered into expense limitation agreements with the following Portfolios, pursuant to which the Investment Adviser and Sub-Adviser as applicable, has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of these Portfolios which exclude interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Portfolio's business, and expenses of any counsel or other persons or services retained by the Portfolios' Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser) do not exceed the expense limitation shown on the following table:

                                                     ADV
          NAME OF PORTFOLIO                         CLASS      CLASS I      CLASS S
          ---------------------------------------------------------------------------
          ING VP Growth                              1.30%        0.80%        1.05%
          ING VP International Equity                1.65%        1.15%        1.40%
          ING VP Small Company                       1.45%        0.95%        1.20%
          ING VP Value Opportunity                   1.30%        0.80%        1.05%
          ING VP Global Science and Technology       1.65%        1.15%        1.40%
          ING VP Index Plus Large Cap                1.05%        0.55%        0.80%
          ING VP Index Plus Mid Cap                  1.10%        0.60%        0.85%
          ING VP Index Plus Small Cap                1.10%        0.60%        0.85%
          ING VP Strategic Allocation Growth         1.25%        0.75%        1.00%
          ING VP Strategic Allocation Balanced       1.20%        0.70%        0.95%
          ING VP Strategic Allocation Income         1.15%        0.65%        0.90%

     Each Portfolio may at a later date reimburse the Investment Adviser for investment management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Portfolio's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

     The expense limitation agreements are contractual and, after the initial term, shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement to lead Independent Director/Trustee upon thirty (30) days' prior to the end of the then-current term or upon termination of the Investment Management Agreement. Each Expense Limitation Agreement may also be terminated by the Portfolio, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Adviser as its principal place of business.

                                    CUSTODIAN

     The cash and securities owned by each of the Portfolios are held by The Bank of New York, One Wall Street, New York, New York 10286, as custodian, which takes no part in the decisions relating to the purchase or sale of the Portfolio's securities.

     The custodian does not participate in determining the investment policies of a Portfolio nor in deciding which securities are purchased or sold by a Portfolio. A Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                                 TRANSFER AGENT

     DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri serves as the transfer agent and dividend-paying agent to the Portfolios.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP, 99 High Street, Boston, MA 02110, serves as independent auditors to the Portfolios. KPMG LLP provides audit and tax services, assistance and consultation in connection with the Commission filings.

                                  LEGAL COUNSEL

     Legal matters for each Portfolio are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA 02109.

                              PRINCIPAL UNDERWRITER

     Shares of the Portfolios are offered on a continuous basis. The Portfolio's principal underwriter is ING Funds Distributor, LLC, 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Funds Distributors, LLC is a Delaware Corporation and is an indirect wholly owned subsidiary of ING Groep N.V. and an affiliate of ING. As principal underwriter for each Portfolio, ING Funds Distributor, LLC has agreed to use its best efforts to distribute the shares of each Portfolio thereof.

                       DISTRIBUTION SERVICING ARRANGEMENTS

     Shares are distributed by ING Funds Distributor, LLC ("Distributor"). The Class S shares of the Portfolios are subject to a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class S Distribution Plan, the Distributor is paid an annual distribution fee at the rate of 0.25% of the average daily net assets regardless of expenses of the Class S shares of each Portfolio. The distribution fee may be used to cover expenses incurred in promoting the sale of Class S shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sale literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the forgoing expenses that exceed the distribution fee. The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

     The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Distribution Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the

Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plan relating to required reports, term and approval are consistent with the requirements of Rule 12b-1.

     The Distribution Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors/Trustees. The Distribution Plan may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Distribution Plan must be approved by the Board in the manner described above. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees upon not more than thirty (30) days notice to any other party to the Distribution Plan. All persons who are under common control of the Portfolios could be deemed to have a financial interest in the Plan. No other interested person of the Portfolios has a financial interest in the Plan.

     In approving the Distribution Plan, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Portfolios' assets and potential continued growth, 2) the services provided to the Portfolios and its shareholders by the Distributor, and 3) the Distributor's shareholder distribution-related expenses and costs.

     The Investment Adviser, Sub-Advisers or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with access to registered representatives of the securities dealer.

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Portfolios paid to the Distributor for the fiscal year ended December 31, 2004 were as follows:

                   DISTRIBUTION EXPENSES                    ADV CLASS*         CLASS I         CLASS S
                   ---------------------                    ----------         -------         -------
          ING VP INTERNATIONAL EQUITY
          Advertising                                                      $          319   $            3
          Printing                                                         $        6,059   $           65
          Salaries & Commissions                                           $       20,415   $          246
          Broker Servicing                                                 $        7,661   $          538
          Miscellaneous                                                    $        3,015   $           28
          Total                                                            $       37,469   $          880

          ING VP GROWTH
          Advertising                                                      $          297   $           26
          Printing                                                         $        5,639   $          484
          Salaries & Commissions                                           $       16,504   $        1,413
          Broker Servicing                                                 $        7,209   $        1,359
          Miscellaneous                                                    $        2,882   $          160
          Total                                                            $       32,531   $        3,442

          ING VP SMALL COMPANY
          Advertising                                                      $          223   $           99
          Printing                                                         $        4,235   $        1,889
          Salaries & Commissions                                           $       19,450   $       23,125
          Broker Servicing                                                 $        5,290   $        5,257
          Miscellaneous                                                    $        1,937   $        1,105
          Total                                                            $       31,135   $       31,475

          ING VP GLOBAL SCIENCE AND TECHNOLOGY
          Advertising                                                      $          322   $           --
          Printing                                                         $        6,124               --
          Salaries & Commissions                                           $       21,273               --
          Broker Servicing                                                 $        7,735               --
          Miscellaneous                                                    $        3,043               --
          Total                                                            $       38,497               --

          ING VP INDEX PLUS LARGECAP
          Advertising                                                      $          247   $           75
          Printing                                                         $        4,700   $        1,424
          Salaries & Commissions                                           $       37,482   $       17,610
          Broker Servicing                                                 $        5,985   $      237,122
          Miscellaneous                                                    $        2,311   $          731
          Total                                                            $       50,725   $      256,962

          ING VP INDEX PLUS MIDCAP
          Advertising                                                      $          241   $           82
          Printing                                                         $        4,573   $        1,550
          Salaries & Commissions                                           $       43,751   $       28,764
          Broker Servicing                                                 $        5,733   $      107,897
          Miscellaneous                                                    $        2,187   $          856
          Total                                                            $       56,485   $      139,149

          ING VP INDEX PLUS SMALLCAP
          Advertising                                                      $          229   $           93
          Printing                                                         $        4,350   $        1,774
          Salaries & Commissions                                           $       30,921   $       22,913
          Broker Servicing                                                 $        5,499   $       90,047
          Miscellaneous                                                    $        2,085   $          958
          Total                                                            $       43,084   $      115,785

          ING VP VALUE OPPORTUNITY
          Advertising                                                      $          299   $           23
          Printing                                                         $        5,682   $          442
          Salaries & Commissions                                           $       18,008   $        1,551
          Broker Servicing                                                 $        7,172   $        8,096
          Miscellaneous                                                    $        2,810   $          233
          Total                                                            $       33,971   $       10,345

          ING VP INTERMEDIATE BOND
          Advertising                                                      $          179   $          143
          Printing                                                         $        3,401   $        2,724
          Salaries & Commissions                                           $       31,542   $       65,204
          Broker Servicing                                                 $        4,329   $      372,368
          Miscellaneous                                                    $        1,682   $        1,359
          Total                                                            $       41,133   $      441,798

     * ADV Class shares had not commenced operations as of the date of this statement of addition information.

                   SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

     Effective April 29, 2005, ADV Class shares of the Portfolios are subject to a Shareholder Services and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class shares.

     The shareholder service fees may be used to pay for services ("Services") including, but not limited to: teleservicing support in connection with the Portfolios; delivery and responding to inquiries respecting Portfolio prospectuses, reports, notices, proxies and proxy statements and other information respecting the Portfolios; facilitation of the tabulation of Variable Contract Owners' votes in the event of a meeting of Portfolio shareholders; the conveyance of information relating to shares purchased and redeemed and share balances to the Portfolios, their transfer agent, or the Distributor as may be reasonably requested; provision of support services including providing information about the Portfolios and answering questions concerning the Portfolios, including questions respecting Variable Contract Owners' interests in one or more Portfolios; provision and administration of Variable Contract features for the benefit of Variable Contract Owners participating in the Trust, including fund transfers, dollar cost averaging, asset allocation, Portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.

     The distribution fee may be used to cover expenses incurred in promoting the sale of ADV Class and Class S shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sale literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the forgoing expenses that exceed the distribution fee. The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

     The Plan has been approved by the Board, including all of the Directors/Trustees who are not "interested persons", as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan ("Independent Directors/Trustees"), cast in person at a meeting called for that purpose. The Plan must be renewed annually by the Board, including the Independent Directors/Trustees. The Plan may be terminated as to a Portfolio at any time, without any penalty, by such Directors/Trustees on not more than 30 days' written notice.

     Any material amendments to the Plan must be approved by the Independent Directors/ Trustees.

     ADV Class shares have not commenced operations as of the date of this statement of additional information.

               DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES

     The Portfolios are required by the SEC to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

     In addition, the Portfolios post their portfolio holdings schedule on ING's website on a calendar-quarter basis and is available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (E.G., the Portfolios will post the quarter-ending June 30 holdings on August 1).

     The Portfolios also compile a list composed of their ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

         Investors (both individual and institutional), financial intermediaries that distribute the Portfolios' shares and most third parties may receive the Portfolios annual or semi-annual reports, or view on ING's website, the Portfolios' portfolio holdings schedule. The Top Ten lists are also provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

         Other than in regulatory filings or on ING's website, the Portfolios may provide their complete portfolio holdings to certain unaffiliated third -parties and affiliates when the Portfolios have a legitimate business purpose for doing so. Specifically, the Portfolios' disclosure of their portfolio holdings may include disclosure:

  - To the Portfolios' independent registered public accounting firm, named herein, for use in providing audit opinions;
  - To financial printers for the purpose of preparing the Portfolios' regulatory filings;
  -  For the purpose of due diligence regarding a merger or acquisition;
  - To a new adviser or sub-adviser prior to the commencement of its management of a Portfolio;
  - To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more raw data for the Portfolios that is posted on the Portfolios' website;
  - To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolios;
  - To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolios; and
  - To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolios' shareholders.

     In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

     The Portfolios' Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Portfolios' portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of the Portfolios' shareholders, on the one hand, and those of the Portfolios' investment adviser, sub-advisers, principal underwriter or any affiliated person of the Portfolios, their investment adviser, or their principal underwriter, on the other. Such Policies authorize the Portfolios' administrator to implement the Board's Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolios' shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the investment adviser, sub-advisers, principal underwriter and their affiliates. The Board has authorized the senior officers of the Portfolios' administrator to authorize the release of the Portfolios' portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Portfolios' administrator reports quarterly to the Board regarding the implementation of the Policies.

     The Portfolios have the following ongoing arrangements with certain third parties to provide the Portfolios' portfolio holdings:

                                                                              TIME LAG BETWEEN
                                                                             DATE OF INFORMATION
                                                                                  AND DATE
           PARTY                  PURPOSE                 FREQUENCY         INFORMATION RELEASED
------------------------------------------------------------------------------------------------
Institutional Shareholder    Proxy Voting               Daily               None
Services, Inc.               & Class Action
                             Services

Charles River Development    Compliance                 Daily               None

     All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders. The Portfolios' Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Portfolios will be disclosed to the Portfolios' Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Portfolios, the investment adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                        PURCHASE AND REDEMPTION OF SHARES

     Shares of a Portfolio are purchased and redeemed at the NAV next determined after receipt of a purchase or redemption order in acceptable form as described in each Portfolio's Prospectuses. The value of shares redeemed may be more or less than the shareholder's costs, depending upon the market value of the portfolio securities at the time of redemption.

     Redemption of shares, or payment, may be suspended at times (a) when the NYSE is closed for other than customary weekend or holiday closings, (b) when trading on NYSE is restricted, (c) when an emergency exists, as a result, as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable, or it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist. The NYSE is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend), on which the Portfolios will not redeem shares: New Year's Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Portfolio shares.

     Shares of the Portfolios are offered, on a continuous basis, to both registered and unregistered separate accounts of affiliated Participating Insurance Companies to Portfolio variable annuity contracts (the "Contracts") and variable life insurance policies ("Policies"). Each separate account contains divisions, each of which corresponds to a Portfolio. Net purchase payments under the Contracts are placed in one or more of the divisions of the relevant separate account and the assets of each division are invested in the shares of the Portfolio which corresponds to that division. Each separate account purchases and redeems shares of these Portfolios for its divisions as net asset value without sales or redemption charges.

     The Portfolios may offer the shares of their Portfolios to certain pension and retirement plans ("Plans") qualified under the Internal Revenue Code. The relationships of Plans and Plan participants to the Portfolio would be subject, in part, to the provisions of the individual plans and applicable law. Accordingly, such relationships could be different from those described in the Prospectus for separate accounts and owners of Contracts and Policies, in such areas, for example, as tax matters and voting privileges.

     The Board monitors for possible conflict among separate accounts (and will do so for Plans) buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Board may require a separate account or Plan to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or Plan) withdrawing because of a conflict.

     Each Portfolio ordinarily effects orders to purchase or redeem its shares that are based on transactions under Policies or Contracts (e.g. purchase or premium payments, surrender or withdrawal requests, etc.) at the Portfolio's net asset value per share next computed on the day on which the separate account processes such transactions. Each Portfolio effects order to purchase or redeem its shares that are not based on such transactions at the Portfolio's net asset value per share next computed on the day on which the Portfolio receives the orders.

     Please refer to the appropriate separate account prospectus related to your Contract for more information regarding the contract.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

     The Sub-Advisers for all of the Portfolios place orders for the purchase and sale of securities, supervise their execution and negotiate brokerage commissions on behalf of each Portfolio. For purposes of this section, discussion of the Investment Adviser includes the Sub-Advisers. It is the practice of the Investment Adviser to seek the best execution of orders and to negotiate brokerage commissions, which in the Investment Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. The primary factors considered in determining the firms to which brokerage orders are given are the Investment Adviser's appraisal of the firm's ability to execute the order in the desired manner, the value of research, brokerage and other services provided by the firm. The Investment Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Portfolios although the Investment Adviser may place orders with broker-dealers that have sold shares of the Portfolios or Variable Contracts whose proceeds are invested in Variable Contracts. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Investment Adviser better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Investment Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Investment Adviser's staff can follow. In addition, it provides the Investment Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Investment Adviser and is available for the benefit of other accounts advised by the Investment Adviser and its affiliates and not all of this information will be used in connection with the Portfolios. While this information may be useful in varying degrees and may tend to reduce the Investment Adviser's expenses, it is not possible to estimate its value and in the opinion of the Investment Advisers it does not reduce the Investment Adviser's expenses in a determinable amount. The extent to which the Investment Adviser makes use of statistical, research and other services furnished by brokers is considered by the Investment Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Adviser does so in accordance with its judgment of the best interest of the Portfolios and their shareholders. The Investment Adviser or Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios, and not the Investment Adviser or Sub-Advisers.

     Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market-makers for the securities at a net price. Each Portfolio will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

     In purchasing and selling fixed-income securities, it is the policy of each Portfolio to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available. Each Portfolio may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that provides or has provided research services to the Portfolios. By allocating transactions in this manner, the Investment Adviser is able to supplement its research and analysis with the views and information of other securities firms.

     The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

Brokerage commissions were paid as follows:

NAME OF PORTFOLIO                                    2004             2003             2002
---------------------------------------------   --------------   --------------   --------------
ING VP Strategic Allocation Growth              $      569,540   $      599,312   $    1,093,453
ING VP Balanced                                 $    2,231,525   $    3,051,670   $    4,255,018
ING VP Intermediate Bond                        $       37,260               --   $        7,881
ING VP Strategic Allocation Balanced            $      437,879   $      443,514   $      836,594
ING VP Growth                                   $      733,221   $    1,018,464   $    1,705,310
ING VP Growth and Income                        $   14,253,479   $   18,101,707   $   35,856,006
ING VP Index Plus LargeCap                      $    1,190,365   $    1,261,349   $    2,251,123
ING VP Index Plus MidCap                        $      979,999   $      773,986   $      701,374
ING VP Index Plus SmallCap                      $      512,444   $      392,484   $      328,020
ING VP International Equity                     $      206,356   $      104,378   $      500,516

ING VP Strategic Allocation Income              $      177,859   $      155,417   $      410,803
ING VP Money Market                                         --               --               --
ING VP Small Company                            $    1,715,852   $    3,406,551   $    5,718,159
ING VP Global Science and Technology            $      712,803   $      134,331   $      238,494
ING VP Value Opportunity                        $      163,134   $    1,564,041   $    2,134,313

     For the fiscal years ended December 31, 2004, 2003, and 2002, commissions in the amounts listed below were paid with respect to portfolio transactions paid to certain brokers because of research services:

                                                        COMMISSIONS PAID ON TOTAL TRANSACTIONS
                                                   ------------------------------------------------
   COMPANY NAME                                         2004             2003             2002
   ---------------------------------------------   --------------   --------------   --------------
   ING VP Balanced                                 $      289,732   $      187,561   $      188,340
   ING VP Growth and Income                        $   4,067,211,   $    6,500,889   $    7,088,163
   ING VP Growth                                   $      240,614   $      290,761   $       88,483
   ING VP Small Company                            $      146,863   $      148,353   $       43,446
   ING VP Index Plus LargeCap                      $      221,099   $      115,261   $      414,526
   ING VP Index Plus MidCap                        $        2,962   $        4,974   $            0
   ING VP Index Plus SmallCap                      $            0   $            0   $            0
   ING VP Value Opportunity                        $       25,007   $      450,817   $      508,128
   ING VP Intermediate Bond                        $            0   $            0   $            0
   ING VP Money Market                             $            0   $            0   $            0
   ING VP Global Science and Technology            $            0   $        1,548   $            0
   ING VP International Equity                     $            0   $            0   $       30,528
   ING VP Strategic Allocation Balanced            $       49,487   $       27,680   $       17,452
   ING VP Strategic Allocation Growth              $       60,972   $       36,318   $       29,479
   ING VP Strategic Allocation Income              $       21,581   $       13,530   $        6,103

     During the fiscal year ended December 31, 2004, the following Portfolios acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as of December 31, 2004:

             PORTFOLIO                         SECURITY DESCRIPTION         MARKET VALUE
     --------------------------------------------------------------------------------------
     ING VP INTERNATIONAL EQUITY           UBS AG                         $         963,167
                                           HSBC Holdings PLC              $       1,401,748

     ING VP BALANCED                       Bank of America                $      22,681,794
                                           Wachovia Corp                  $       8,358,139
                                           Bear Stearns                   $       3,767,526
                                           CitiGroup                      $      15,270,901
                                           Legg Mason, Inc                $         814,798
                                           Lehman Bros Holdings           $       4,885,757
                                           Merrill Lynch & Co             $       4,970,231

             PORTFOLIO                         SECURITY DESCRIPTION         MARKET VALUE
     --------------------------------------------------------------------------------------
                                           Morgan Stanley                 $       3,511,640
                                           HSBC Bank                      $       2,616,920
                                           Wells Fargo Capital            $       9,135,123
                                           JPM Capital Trust              $       1,403,254
                                           Bear Stearns Commercial
                                           Mortgage                       $       1,421,754
                                           JP Morgan Chase                $      12,060,720
                                           Prudential Commerical          $       1,990,000
                                           CS First Boston                $       6,798,414

     ING VP STRATEGIC ALLOCATION INCOME    Bank of America                $       1,696,533
                                           HSBC Holdings                  $         537,875
                                           UBS AG                         $         132,446
                                           Wachovia Corp                  $         875,789
                                           Wells Fargo & Co               $         663,322
                                           Bear Stearns                   $         276,470
                                           CitiGroup                      $       1,397,209
                                           Legg Mason, Inc                $          46,154
                                           Lehman Bros                    $         419,904
                                           Merrill Lynch & Co             $         277,931
                                           Morgan Stanley                 $         305,360
                                           JPM Capital Trust              $         416,308
                                           Prudential Financial           $         134,517
                                           CS First Boston                $       1,698,872

     GROWTH                                HSBC Holdings PLC              $         994,169
                                           UBS AG                         $         588,462
                                           Wachovia Corp                  $       2,493,240
                                           Wells Fargo & Co               $       1,575,562
                                           Bear Stearns                   $         716,170
                                           CitiGroup                      $       3,602,254
                                           Legg Mason, Inc                $         131,282
                                           Lehman Bros                    $       1,229,094
                                           Merrill Lynch & Co             $         800,918
                                           Morgan Stanley                 $         891,096
                                           JPM Capital Trust              $         322,496
                                           CS First Boston                $         635,726

     ING VP STRATEGIC ALLOCATION BALANCED  Bank of America                $       2,959,870
                                           HSBC Holdings, PLC             $         822,065
                                           UBS AG                         $         333,630

             PORTFOLIO                         SECURITY DESCRIPTION         MARKET VALUE
     --------------------------------------------------------------------------------------
                                           Wachovia Corp                  $       1,935,681
                                           Wells Fargo & Co               $       1,382,854
                                           Bear Stearns                   $         600,347
                                           CitiGroup                      $       2,953,433
                                           Legg Mason, Inc                $         128,718
                                           Lehman Bros                    $       1,023,516
                                           Merrill Lynch & Co             $         645,516
                                           Morgan Stanley                 $         741,192
                                           CS First Boston                $       1,444,714
                                           JP Morgan Chase                $         794,745

     ING VP INDEX PLUS LARGE CAP           Bank of America                $      24,562,800
                                           State Street Corp              $       2,163,736
                                           Bank of New York               $       3,320,277
                                           Wachovia Corp                  $      11,066,303
                                           Wells Fargo & Co               $      13,993,072
                                           Bear Stearns                   $       2,399,170
                                           CitiGroup                      $      32,666,039
                                           E*Trade Financial              $         799,078
                                           Goldman Sachs Group            $       6,559,722
                                           Lehman Bros                    $       5,401,890
                                           Merrill Lynch & Co             $       7,157,458
                                           Morgan Stanley                 $       7,928,255
                                           Prudential Financial, Inc      $       9,321,215

     ING VP INDEX PLUS MID CAP             Legg Mason, Inc                $       5,014,647

     ING VP GROWTH                         Wachovia Corp                  $       2,519,856
                                           Goldman Sachs                  $       4,036,752

     ING VP VALUE OPPORTUNITY              Bank of America                $       8,491,093
                                           Wells Fargo & Co               $       6,911,080
                                           CitiGroup                      $       5,709,330
                                           Merrill Lynch & Co             $       6,455,160
                                           Morgan Stanley                 $       5,507,584

     ING VP GROWTH & INCOME                Wells Fargo & Co               $      80,801,215
                                           CitiGroup                      $     106,164,631
                                           E*Trade Financial              $      45,887,530
                                           Goldman Sachs                  $      10,143,900
                                           Lehman Bros                    $      54,456,300
                                           Morgan Stanley                 $      43,810,832

             PORTFOLIO                         SECURITY DESCRIPTION         MARKET VALUE
     --------------------------------------------------------------------------------------
     ING VP INTERMEDIATE BOND              Bank of America                $      37,125,286
                                           HSBC Bank                      $       6,216,274
                                           CitiGroup                      $       2,738,510
                                           JPM Capital Trust              $      36,609,166
                                           Merrill Lynch Mortgage         $       3,789,913
                                           Bear Stearns                   $       8,531,189
                                           CS First Boston                $      11,324,192
                                           Washington Mutual              $      19,782,532

                                 CODE OF ETHICS

     The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

     The Portfolios, the Investment Adviser, the Sub-Advisers and the Distributor have adopted a code of ethics ("Code of Ethics" or written supervisory procedures) governing personal trading activities of all "access persons," as defined by the Investment Adviser's Act of 1940, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Portfolio or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Portfolio that may rise from personal trading of securities that may be purchased or held by a Portfolio or of Portfolio shares. The Code of Ethics also prohibits short-term trading of a Portfolio by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all holdings and security transactions with the ING Funds' Compliance Officer or her designee and to report all transactions on a regular basis.

                             PROXY VOTING PROCEDURES

     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios' portfolio securities. The procedures and guidelines delegate to the Investment Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Investment Adviser, the Board has also approved the Investment Adviser's proxy voting procedures, which require the Investment Adviser to vote proxies in accordance with the Portfolios' proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Portfolios, including the procedures of the Investment Adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                                 NET ASSET VALUE

     As noted in the Prospectuses, the NAV and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valuated at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. See "Net Asset Value" in the "Information for Investors" section of the Prospectuses. The long-term debt obligations held in a Portfolio's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

     The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

     If a significant event which is likely to impact the value of one or more foreign securities held by the Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's NAV is calculated on any business day, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security's fair value, the Board has authorized the use of one or more research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolios are not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolios to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolios determines their NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolios' NAV.

     Options on securities, currencies, futures and other financial instruments purchased by the Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of the Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

     In computing the NAV for a class of shares of the Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

     Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to a Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

                                   TAX STATUS

     The following is only a limited discussion of certain additional tax considerations generally affecting each Portfolio. No attempt is made to present a detailed explanation of the tax treatment of each Portfolio and no explanation is provided with respect to the tax treatment of any Portfolio shareholder. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning. Holders of VA Contracts or VLI Policies must consult the contract prospectus, prospectus summary or disclosure statement for information concerning the federal income tax consequences of owning such VA Contracts or VLI Policies.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY

     Each Portfolio intends to elect to qualify as a "regulated investment company" ("RIC") under the provisions of Subchapter M of the Code. If a Portfolio qualifies as a RIC and complies with the appropriate provisions of the Code, it will be relieved of federal income tax on the amounts of income it attributes.

     To qualify for treatment as a RIC, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies;
(b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Portfolio does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt form tax).

EXCISE TAX

     Generally, in order to avoid a 4% nondeductible excise tax, a Portfolio must distribute to its shareholders during the calendar year the following amounts:

          -  98% of the Portfolio's ordinary income for the calendar year;
          - 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and
          - any undisturbed ordinary income or capital gain net income for the prior year.

     The excise tax generally is inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Portfolios believe that they are not subject to the excise tax, they intend to make the distributions required to avoid the imposition of such a tax.

DIVERSIFICATION

     Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of the Portfolio as assets of the related separate account, these regulations are imposed on the assets of the Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs. Failure by a Portfolio to both qualify as a regulated investment company and to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a RIC would also subject it to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

     The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. To date, the treasury Department has issued only a few such pronouncements. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

     In the event that rules or regulations are adopted, there can be no insurance that a Portfolio will be able to operate as currently described, or that the Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and the investment policies of the Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

FOREIGN INVESTMENTS

     Investment income from foreign securities maybe subject to foreign taxes withheld at the source. T is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known.

GENERAL SUMMARY

     The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury regulations now in effect as currently interpreted by the courts and the Internal revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

                             PERFORMANCE INFORMATION

     Performance information for each Portfolio including the yield and effective yield of ING VP Money Market Portfolio, the yield of ING VP Intermediate Bond Portfolio, the dividend yield of ING VP Money Market Portfolio and ING VP Bond Portfolio and the total return of all Portfolios, may appear in reports or promotional literature to current or prospective shareholders.

MONEY MARKET YIELDS

     Current yield for ING VP Money Market Portfolio will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

     Effective Yield = [(Base Period Return + 1)(TO THE POWER OF 365/7)] - 1

     The yield and effective yield for ING VP Money Market Portfolio for the seven days ended December 31, 2004, were 1.94% and 1.94%, respectively.

30-DAY YIELD FOR CERTAIN NON-MONEY MARKET PORTFOLIOS

     Quotations of yield for ING VP Intermediate Bond Portfolio will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

                          YIELD = 2[(a - b + 1)(TO THE POWER OF 6) - 1]
                                  -------------------------------------
                                                   cd

Where: a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period

         For purposes of determining net investment income during the period (variable "a" in the formula), interest earned on debt obligations held by the Portfolio is calculated each day during the period according to the formulas below, and then added together for each day in the period:

  - Certain mortgage-backed, asset-backed and CMO securities: Generally, interest is computed by taking daily interest income (coupon rate times face value divided by 360 or 365, as the case may be) adjusted by that day's pro-rata share of the most recent paydown gain or loss from the security;

  - Other debt obligations: Generally, interest is calculated by computing the yield to maturity of each debt obligation held based on the market value of the obligations (including current interest accrued) at the close of each day, dividing the result by 360 and multiplying the quotient by the market value of the obligation (including current accrued interest).

     For purposes of this calculation, it is assumed that each month contains 30 days.

     Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income, which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

For the 30-day period ended December 31, 2004:

            CLASS I

                   PORTFOLIO                  YIELD
            ING VP Intermediate Bond           3.87

            CLASS S

                   PORTFOLIO                  YIELD
            ING VP Intermediate Bond           3.62

AVERAGE ANNUAL TOTAL RETURN

         Quotations of average annual total return for any Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio over a period of one, five and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the formula:

                               P (1 + T)(TO THE POWER OF n) = ERV

Where:   P =      a hypothetical initial payment of $1,000
         T =      an average annual total return
         n =      the number of years
         ERV =    the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).

         All total return figures reflect the deduction of Portfolio expenses (an on annual basis), and assume that all dividends and distributions on shares are reinvested when paid.

         On July 16, 2001, the existing shares of the following eight series:
ING VP Growth, ING VP Index Plus LargeCap, ING VP Index Plus MidCap, ING VP Index Plus SmallCap, ING VP International, ING VP Small Company, ING VP Global Science and Technology and ING VP Value Opportunity Portfolios were redesignated as Class I Shares and a new class of shares, Class S shares was introduced; of the new eight series introduced for Class S Shares, the following four Class S shares are offered to the public, ING VP Index Plus LargeCap, ING VP Index Plus MidCap, ING VP Index Plus SmallCap, and ING VP Value Opportunity Portfolios. On November 1, 2001, the existing shares of ING VP Strategic Allocation Growth, ING VP Strategic Allocation Balanced and ING VP Strategic Allocation Income Portfolios were redesignated as Class R Shares and a new class of shares, Class S, was introduced. On May 1, 2002 the existing shares of ING VP Balanced, ING VP Intermediate Bond, ING VP Growth and Income, and ING VP Money Market Portfolios were redesignated as Class R shares and a new class of shares, Class S, was introduced. Effective May 1, 2004, the Class R shares were redesignated as Class I shares. Effective April 29, 2005, the ADV Class shares were introduced for the ING VP Balanced, ING VP Growth and Income, ING VP Growth, ING VP Value Opportunity, ING VP Intermediate Bond, ING VP International Equity, ING VP Strategic Allocation Balanced, ING VP Strategic Allocation Growth and ING VP Strategic Allocation Income Portfolios.

         For periods prior to the Class S inception date, Class S performance is derived from the historical performance of Class I shares, adjusted to reflect the Class S shares' 0.25% Rule 12b-1 distribution fee. Performance information will be computed separately for each class. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

TOTAL RETURN QUOTATIONS AS OF DECEMBER 31, 2004

CLASS I

                                                                                    SINCE    INCEPTION
                   PORTFOLIO NAME                      1 YEAR  5 YEARS  10 YEARS  INCEPTION    DATE
-----------------------------------------------------  ------  -------  --------  ---------  ---------
ING VP Strategic Allocation Growth                      12.01    1.08      N/A      7.91     07/05/95
ING VP Balanced                                          9.42    2.13    10.22       N/A     04/03/89
ING VP Intermediate Bond                                 4.88    7.56     7.44       N/A     05/23/73
ING VP Strategic Allocation Balanced                    10.23    2.15      N/A      7.47     07/05/95
ING VP Growth                                            7.19   (8.60)     N/A      6.01     12/13/96
ING VP Growth and Income                                 8.39   (5.72)    7.90       N/A     12/31/79
ING VP Index Plus LargeCap                              10.58   (3.05)     N/A      9.08     09/16/96
ING VP Index Plus MidCap                                16.59    9.93      N/A     13.18     12/16/97
ING VP Index Plus SmallCap                              22.07   10.15      N/A      9.13     12/19/97
ING VP International Equity                             17.17   (7.20)     N/A      3.48     12/22/97

ING VP Strategic Allocation Income                       7.99    3.73      N/A      7.27     07/05/95
ING VP Money Market                                      1.06    2.76      N/A      4.11     01/01/80
ING VP Small Company                                    14.39    6.02      N/A     11.62     12/27/96
ING VP Global Science and Technology                    (1.29)    N/A      N/A    (18.62)    05/01/00
ING VP Value Opportunity                                10.15    0.24      N/A      9.70     12/13/96

CLASS S

                                                                                    SINCE    INCEPTION
                   PORTFOLIO NAME                      1 YEAR  5 YEARS  10 YEARS  INCEPTION    DATE
-----------------------------------------------------  ------  -------  --------  ---------  ---------
ING VP Strategic Allocation Growth                        N/A     N/A      N/A       N/A          N/A
ING VP Balanced                                          9.06     N/A      N/A     12.42     05/29/03
ING VP Intermediate Bond                                 4.58     N/A      N/A      6.80     05/03/02
ING VP Strategic Allocation Balanced                      N/A     N/A      N/A       N/A          N/A
ING VP Growth                                            6.98     N/A      N/A      1.12     11/01/01
ING VP Growth and Income                                 8.10     N/A      N/A     12.98     06/11/03
ING VP Index Plus LargeCap                              10.26     N/A      N/A      1.01     07/16/01
ING VP Index Plus MidCap                                16.35     N/A      N/A      9.31     07/16/01
ING VP Index Plus SmallCap                              21.74     N/A      N/A     11.69     07/16/01
ING VP International Equity                             16.87     N/A      N/A      5.74     11/01/01
ING VP Strategic Allocation Income                        N/A     N/A      N/A       N/A          N/A
ING VP Money Market                                       N/A     N/A      N/A       N/A          N/A
ING VP Small Company                                    14.09     N/A      N/A      9.49     11/01/01
ING VP Global Science and Technology                      N/A     N/A      N/A       N/A     11/01/01
ING VP Value Opportunity                                 9.88     N/A      N/A     (2.38)    07/16/01

CLASS I (REVISED FOR CLASS S SHARES)(1)

                                                                                    SINCE    INCEPTION
                   PORTFOLIO NAME                      1 YEAR  5 YEARS  10 YEARS  INCEPTION    DATE
-----------------------------------------------------  ------  -------  --------  ---------  ---------
ING VP Strategic Allocation Growth                      11.73    0.83      N/A       7.65     07/05/95
ING VP Balanced                                          9.14    1.88     9.98        N/A     04/03/89
ING VP Intermediate Bond                                 4.62    7.31     7.19        N/A     05/23/79
ING VP Strategic Allocation Balanced                     9.96    1.91      N/A       7.22     07/05/95
ING VP Growth                                            6.93   (8.85)     N/A       5.73     12/13/96
ING VP Growth and Income                                 8.13   (5.98)    7.65        N/A     12/31/79
ING VP Index Plus LargeCap                              10.30   (3.30)     N/A       8.79     09/16/96
ING VP Index Plus MidCap                                16.30    9.69      N/A      12.85     12/16/97
ING VP Index Plus SmallCap                              21.77    9.91      N/A       8.82     12/19/97
ING VP International Equity                             16.60   (7.55)     N/A       3.12     12/22/97
ING VP Strategic Allocation Income                       7.70    3.48      N/A       7.02     07/05/95
ING VP Money Market                                      0.82    2.51     3.86        N/A     01/01/80
ING VP Small Company                                    14.09    5.77      N/A      11.26     12/27/96
ING VP Global Science and Technology                    (1.54)    N/A      N/A     (18.87)    05/01/00
ING VP Value Opportunity                                 9.87   (0.01)     N/A       9.41     12/13/96

(1) The performance for Class I shares is adjusted to reflect the Class S shares' 0.25% distribution fee.

         ADV Class shares have not yet commenced operations as of the date of this statement of additional information.

         Performance information for a Portfolio may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Composite Stock Price Index, the Russell 2000 Index, the Russell 3000 Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government Bond Index, Merrill Lynch High Yield Index, Salomon Brothers Broad Investment Grade Bond Index, Dow Jones Industrial Average, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general;
(b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Portfolio.

                              FINANCIAL STATEMENTS

         The Financial Statements and the independent auditors' reports thereon, appearing in each Portfolio's Annual Report for the period ending December 31, 2004, are incorporated by reference in this Statement. Each Portfolio's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                                   APPENDIX A

                                   APPENDIX A
                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

I.       INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.      DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

III.     APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures (the "Adviser Procedures") must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.      VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures.

         A.       Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

         B.       Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

             1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

                  In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

             2.   NON-VOTES:  Votes in Which No Action is Taken

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                  Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

                  Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in Section IV.B. above and Section V. below.

             3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures), in substantially the form attached hereto as EXHIBIT 2. As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

                  If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or a participating Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist.

                  If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.       CONFLICTS OF INTEREST

In any case in which there appears to be a conflict of interest with respect to the Agent's recommendation on a matter requiring case-by-case consideration, no action shall be taken on such matter (I.E., a "Non-Vote"). In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote within Guidelines so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

REPORTING AND RECORDING RETENTION

         A.       Reporting by the Funds
                  Annually in August, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

         B.       Reporting to the Boards
                  At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, (1) that was voted Out-of-Guidelines; and (2) for which the Proxy Group initially recommended a vote Out-of-Guidelines, but which was ultimately within Guidelines in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending, an Out-of-Guidelines Vote.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS

ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal?
     EXPLANATION:                                                      YES  NO
                                                                       / /  / /

2. To your knowledge, (1) does any ING Entity have a material business relationship with the Issuer or (2) is any ING Entity actively seeking to have a material business relationship with the Issuer?
     EXPLANATION:                                                      YES  NO
                                                                       / /  / /

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.
     EXPLANATION:                                                      YES  NO
                                                                       / /  / /

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
     EXPLANATION:                                                      YES  NO
                                                                       / /  / /

NAME:                                                DATE:
CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

DEFINITIONS:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the issuer; (B) any company 5 % or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the issuer; (D) any officer, director, partner, copartner, or employee of the issuer; (E) if the issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC., ING Funds Distributor, LLC, ING Investment Management Co., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, merger partner, subsidiary or parent, or company under common control.

MATERIAL BUSINESS RELATIONSHIP means (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER.

       ** PLEASE RETURN TO ING FUNDS PROXY COORDINATOR AT 480-477-2786 OR
                        proxycoordinator@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES

I.       INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A.       Proxy Coordinator

         The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

         Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

         Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

         B.       Agent

         An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

         The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee ("Committee").

         The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

         C.       Proxy Group

         The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

         A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

         A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.

         For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

         If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

         If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

         The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

         D.       Investment Professionals

         The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.     VOTING PROCEDURES

         A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

         B.       Routine Matters

         The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

         C.       Matters Requiring Case-by-Case Consideration

         The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

         Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

         The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment
         Professional(s), as it deems necessary.

                  1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

                  In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

                  2.  NON-VOTES: Votes in Which No Action is Taken

                  The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                  Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

                  Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

                  3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

                  4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

         A.       Assessment of the Agent

                  The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

                  Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

         B.       Conflicts of Interest

                  The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

             NAME                                  TITLE OR AFFILIATION
Stanley D. Vyner           Chief Investment Risk Officer and Executive Vice President of ING
                           Investments, LLC

Karla J. Bos               Proxy Coordinator for the ING Funds and Manager - Special Projects, ING
                           Funds Services, LLC

Maria Anderson             Vice President of Fund Compliance of ING Funds Services, LLC

Michael J. Roland          Executive Vice President and Chief Financial Officer of ING Investments,
                           LLC; Vice President, ING Life Insurance and Annuity Company; and Assistant
                           Secretary, Directed Services, Inc.

Todd Modic                 Vice President of Financial Reporting - Fund Accounting of ING Funds
                           Services, LLC

Theresa K. Kelety, Esq.    Counsel, ING Americas US Legal Services

Effective as of April 21, 2004

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

I.       INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives. The Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.      GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES
It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
THE BOARD OF DIRECTORS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat. Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation.

Voting on director nominees in uncontested elections not subject to specific           Case-by-Case
policies described herein

Voting on director nominees in any cases in which application of the policies          Case-by-Case
described herein would result in withholding votes from the majority of independent outside directors

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
sitting on a board, or removal of such directors would negatively impact majority board independence

Votes from a nominee who, during both of the most recent two years, attended             Withhold
less than 75% of the board and committee meetings without a valid reason for the absences. Do not withhold votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Votes from a nominee who has failed to remove restrictive (dead-hand,                    Withhold
slow-hand, no-hand) features from a poison pill only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee

Provided that a nominee served on the board during the relevant time period,             Withhold
votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

Votes from inside directors or affiliated outside directors who sit on the               Withhold
audit committee

Votes from inside directors or affiliated outside directors who sit on the           Do Not Withhold
nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

Votes from inside directors or affiliated outside directors if the full              Do Not Withhold
board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect"          Case-by-Case
or other form of excessive executive

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
compensation practices, nominees who sit on the compensation committee, provided that such nominees served on the board during the relevant time period, but DO
NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Independent outside director nominees serving on the audit committee, but if               For
total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote against auditor ratification if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence.

Inside director or affiliated outside director nominees in cases in which the          Case-by-Case
full board is not majority independent, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence

Nominees who sit on more than six public company boards                                Case-by-Case

Proposals Regarding Board Composition or Board Service

     -   Shareholder proposals to impose new board structures or policies,               Against
         including those requiring that the positions of Chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.

     -   Shareholder proposals seeking more than a simple majority of                    Against
         independent directors

     -   Shareholder proposals asking that board compensation and/or
         nominating committees be composed exclusively of independent                    Against
         directors

     -   Shareholder proposals to limit the number of public company boards
         on which a director may serve                                                   Against

     -   Shareholder proposals that seek to redefine director independence
         or directors' specific roles (E.G., responsibilities of the lead                Against
         director)

     -   Shareholder proposals requesting creation of additional board
         committees or offices, except as otherwise provided for herein                  Against

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
     -   Shareholder proposals that seek creation of an audit, compensation
         or nominating committee of the board, unless the committee in                     For
         question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee)

     -   Shareholder proposals to limit the tenure of outside directors                  Against

     -   Shareholder proposals to impose a mandatory retirement age for                  Against
         outside directors, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors

Shareholder proposals requiring directors to own a minimum amount of company
stock in order to qualify as a director or to remain on the board                        Against

Director and Officer Indemnification and Liability Protection                          Case-by-Case

     -   Limit or eliminate entirely directors' and officers' liability for              Against
         monetary damages for violating the duty of care

     -   Proposals that would expand coverage beyond just legal expenses to              Against
         acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

     -   Proposals providing such expanded coverage in cases when a                        For
         director's or officer's legal defense was unsuccessful if:

        (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

        (2)  Only if the director's legal expenses would be covered

PROXY CONTESTS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
Voting for director nominees in contested elections                                    Case-by-Case

Reimburse proxy solicitation expenses                                                  Case-by-Case

AUDITORS

Management proposals to ratify auditors, except in cases of high non-audit                 For
fees

Non-Audit Services

     -   Approval of auditors when total non-audit fees exceed the total of            Case-by-Case
         audit fees, audit-related fees and tax compliance and preparation fees. Vote AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

     -   Shareholder proposals asking companies to prohibit their auditors             Case-by-Case
         from engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

     -   Shareholder proposals asking for mandatory audit firm rotation                  Against

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

     -   Proposals to classify                                                           Against

     -   Proposals to repeal classified boards and to elect all directors                  For
         annually

Shareholder Ability to Remove Directors

     -   Proposals that provide that directors may be removed only for cause             Against

     -   Proposals to restore shareholder ability to remove directors                      For
         with or without cause

     -   Proposals that provide that only continuing directors                           Against

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
         may elect replacement to fill board vacancies

     -   Proposals that permit shareholders to elect directors to fill board               For
         vacancies

Cumulative Voting

     -   Management proposals to eliminate cumulative voting, unless the                   For
         company maintains a classified board of directors

     -   Shareholder proposals to restore or permit cumulative voting, in                  For
         cases in which the company maintains a classified board of directors

Shareholder Ability to Call Special Meetings

    -    Proposals to restrict or prohibit shareholder ability to call                   Against
         special meetings

    -    Proposals that remove restrictions on the right of shareholders to                For
         act independently of management

Shareholder Ability to Act by Written Consent

     -   Proposals to restrict or prohibit shareholder ability to take                   Against
         action by written consent

     -   Proposals to allow or make easier shareholder action by written                   For
         consent

Shareholder Ability to Alter the Size of the Board

     -   Proposals that seek to fix the size of the board                              Case-by-Case

     -   Proposals that give management the ability to alter the size of the             Against
         board without shareholder approval

TENDER OFFER DEFENSES

Poison Pills

     -   Proposals that ask a company to submit its poison pill for                        For
         shareholder ratification, unless a policy has already been implemented by the company that should reasonably prevent abusive use of the pill

     -   Shareholder proposals to redeem a company's poison pill                       Case-by-Case

     -   Management proposals to ratify a poison pill                                  Case-by-Case

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
Fair Price Provisions

     -   Proposals to adopt fair price provisions                                      Case-by-Case

     -   Fair price provisions with shareholder vote requirements greater                Against
         than a majority of disinterested shares

Greenmail

     -   Proposals to adopt antigreenmail charter or bylaw amendments or                   For
         otherwise restrict a company's ability to make greenmail payments

     -   Antigreenmail proposals when they are bundled with other charter or           Case-by-Case
         bylaw amendments

Pale Greenmail                                                                         Case-by-Case

Unequal Voting Rights

     -   Dual-class exchange offers                                                      Against

     -   Dual-class recapitalizations                                                    Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

     -   Management proposals to require a supermajority shareholder to                  Against
         approve charter and bylaw amendments

     -   Shareholder proposals to lower supermajority shareholder vote                     For
         requirements for charter and bylaw amendments

Supermajority Shareholder Vote Requirement to Approve Mergers

     -   Management proposals to require a supermajority shareholder vote to             Against
         approve mergers and other significant business combinations

     -   Shareholder proposals to lower supermajority shareholder vote                     For
         requirements for mergers and other significant business combinations

White Squire Replacements                                                                  For

MISCELLANEOUS

Shareholder proposals to adopt confidential voting, use independent                        For
tabulators, and use independent inspectors of

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
election

Management proposals to adopt confidential voting                                          For

Open Access

     -   Shareholder proposals seeking open access to management's proxy               Case-by-Case
         material in order to nominate their own candidates to the board

Bundled or "Conditioned" Proxy Proposals                                               Case-by-Case

Shareholder Advisory Committees                                                        Case-by-Case

Management proposals for Other Business, in connection with proxies of U.S.                For
issuers

Proposals to lower quorum requirements for shareholder meetings below a                Case-by-Case
majority of the shares outstanding

CAPITAL STRUCTURE

Common Stock Authorization

     -   Proposals to increase the number of shares of common stock, taking            Case-by-Case
         into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest. Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company
         performance and history) to determine appropriate thresholds, will generally be utilized in evaluating such proposals.

         -    Proposals to authorize capital increases within the Agent's                  For
              allowable thresholds. Consider on a CASE-BY-CASE basis those requests exceeding the Agent's threshold for proposals in
              connection with which a contrary recommendation from the
              Investment Professional(s) has been received and is to be
              utilized.

         -    Proposals to authorize capital increases within the Agent's                  For
              allowable thresholds, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the
              Investment Professional(s) has been received and is to be
              utilized.

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
         -    Proposals to authorize capital increases exceeding the Agent's               For
              thresholds when a company's shares are in danger of being
              delisted or if a company's ability to continue to operate as a going concern is uncertain.

     -   Proposals to increase the number of authorized shares of the class              Against
         of stock that has superior voting rights in companies that have dual-class capitalization structures

     -   Shareholder proposals to eliminate dual class capital structures                  For
         with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights.

Stock Distributions: Splits and Dividends

     -   Management proposals to increase common share authorization for a                 For
         stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a
         CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized

Reverse Stock Splits

     -   Management proposals to implement a reverse stock split when the                  For
         number of shares authorized for issue is proportionately reduced

     -   Proposals to implement a reverse stock split that do not                      Case-by-Case
         proportionately reduce the number of shares of authorized for issue

Preferred Stock

     -   Proposals authorizing the creation of new classes of preferred                  Against
         stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock)

    -    Proposals to create blank check preferred stock in cases where the                For
         company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
         that the stock may be used as a takeover defense.

     -   Proposals to authorize preferred stock in cases where the company                 For
         specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

     -   Proposals to increase the number of blank check preferred shares              Case-by-Case
         after analyzing the number of preferred shares available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock placements, other                For
than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                               For

Shareholder Proposals that Seek Preemptive Rights or Management Proposals              Case-by-Case
that Seek to Eliminate Them

Debt Restructuring                                                                     Case-by-Case

Share Repurchase Programs                                                                  For

Management Proposals to Cancel Repurchased Shares                                          For

Tracking Stock                                                                         Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation and employee benefit plans, unless                  Case-by-Case
otherwise provided for herein, with voting decisions generally based on the
Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap. Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

Management Proposals Seeking Approval to Reprice Options                               Case-by-Case

Management Proposals Seeking Approval of Compensation Plans that Permit                  Against
Repricing of Stock Options without Shareholder Approval

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
Director Compensation, with voting decisions generally based on the Agent's            Case-by-Case
approach as described above

Employee Stock Purchase Plans                                                          Case-by-Case

OBRA-Related Compensation Proposals

     -   Amendments that Place a Cap on Annual Grants or Amend                             For
         Administrative Features

     -   Amendments to Add Performance-Based Goals                                         For

     -   Amendments to Increase Shares and Retain Tax Deductions Under OBRA            Case-by-Case

     -   Approval of Cash or Cash-and-Stock Bonus Plan                                     For

Shareholder Proposals Regarding Executive and Director Pay

     -   Proposals that seek disclosure of the remuneration of individuals               Against
         other than senior executives and directors

     -   Proposals that seek to impose new compensation structures or                    Against
         policies, unless evidence exists of abuse in historical
         compensation practices, and except as otherwise provided for herein

Golden and Tin Parachutes

     -   Shareholder proposals to have golden and tin parachutes submitted                 For
         for shareholder ratification, provided that such "parachutes"
         specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements

     -   Shareholder proposals to submit executive severance agreements that             Against
         do not specify change-in-control events, Supplemental Executive
         Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange

     -   All proposals to ratify or cancel golden or tin parachutes                    Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                                     For

401(k) Employee Benefit Plans                                                              For

Shareholder proposals to expense stock options, unless company has already                 For
publicly committed to expensing options

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
by a specific date

Shareholder proposals requiring mandatory periods for officers and directors             Against
to hold company stock

STATE OF INCORPORATION

Voting on State Takeover Statutes                                                      Case-by-Case

Voting on Reincorporation Proposals                                                    Case-by-Case

     -   Management reincorporation proposals upon which another key                       For
         proposal, such as a merger transaction, is contingent if the other key proposal is also supported

     -   Shareholder reincorporation proposals not also supported by the                 Against
         company

MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

Mergers and Acquisitions                                                               Case-by-Case

Corporate Restructuring                                                                Case-by-Case

Spinoffs                                                                               Case-by-Case

Asset Sales                                                                            Case-by-Case

Liquidations                                                                           Case-by-Case

Appraisal Rights                                                                           For

Changing Corporate Name                                                                    For

Adjournment of Meeting

    -    Proposals to adjourn a meeting when the primary proposal is also                  For
         voted FOR

MUTUAL FUND PROXIES

Election of Directors                                                                  Case-by-Case

Converting Closed-end Fund to Open-end Fund                                            Case-by-Case

Proxy Contests                                                                         Case-by-Case

Investment Advisory Agreements                                                         Case-by-Case

Approving New Classes or Series of Shares                                                  For

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
Preferred Stock Proposals                                                              Case-by-Case

1940 Act Policies                                                                      Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                       Case-by-Case

Change Fundamental Investment Objective to Nonfundamental                              Case-by-Case

Name Rule Proposals                                                                    Case-by-Case

Disposition of Assets/Termination/Liquidation                                          Case-by-Case

Changes to the Charter Document                                                        Case-by-Case

Changing the Domicile of a Fund                                                        Case-by-Case

Change in Fund's Subclassification                                                     Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder                For
Approval

Distribution Agreements                                                                Case-by-Case

Master-Feeder Structure                                                                    For

Mergers                                                                                Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement                        Against

Reimburse Shareholder for Expenses Incurred                                            Case-by-Case

Terminate the Investment Advisor                                                       Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES

Unless otherwise specified herein. While a wide variety of factors may go into         Case-by-Case
each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.
Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Shareholder proposals seeking to dictate corporate conduct, apply existing law             Against
or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter, absent concurring support from the issuer, compelling evidence of abuse, significant public controversy

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
or litigation, the issuer's significant history of relevant violations; or
activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein.

    - Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as:

         -    consumer and public safety
         -    environment and energy
         -    labor standards and human rights
         -    military business and political concerns
         -    workplace diversity and non-discrimination
         -    sustainability
         -    social issues
         -    vendor activities
         -    economic risk, or
         -    matters of science and engineering

GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Proposals in cases in which the Agent recommends voting against such proposal            Against
because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate, unless otherwise provided for herein

Routine Management Proposals                                                               For

     -   The opening of the shareholder meeting                                            For

     -   That the meeting has been convened under local regulatory                         For
         requirements

     -   The presence of quorum                                                            For

     -   The agenda for the shareholder meeting                                            For

     -   The election of the chair of the meeting                                          For

     -   The appointment of shareholders to co-sign the                                    For

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
         minutes of the meeting

     -   Regulatory filings (E.G., to effect approved share issuances)                     For

     -   The designation of inspector or shareholder representative(s) of                  For
         minutes of meeting

     -   The designation of two shareholders to approve and sign minutes of                For
         meeting

     -   The allowance of questions                                                        For

     -   The publication of minutes                                                        For

     -   The closing of the shareholder meeting                                            For

     -   Other similar routine management proposals                                        For

Discharge of Management/Supervisory Board Members

     -   Management proposals seeking the discharge of management and                      For
         supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders

Director Elections

     -   Votes on director nominees not subject to policies described                  Case-by-Case
         herein. Unless otherwise provided for herein, the Agent's
         standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material
         connection to the company other than the board seat. Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding
         recommendation. Further, the application of Guidelines in
         connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure.

     -   For issuers domiciled in Bermuda, Canada, Cayman Islands, British               Against
         Virgin Islands or other tax haven markets, non-independent directors in cases in which the full board serves as the audit committee, or the

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
         company does not have an audit committee

     -   For issuers in all markets, including those in tax haven markets                Against
         and those in Japan that have adopted the U.S.-style
         board-with-committees structure, non-independent directors who sit on the audit committee unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a case-by-case basis.

     -   In tax haven markets, non-independent directors in cases in which the       Do Not Vote Against
         full board serves as the compensation committee, or the company does not have a compensation committee

     -   Non-independent directors who sit on the compensation or nominating         Do Not Vote Against
         committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange

     -   In cases in which committee membership is unclear, non-independent            Case-by-Case
         director nominees if no other issues have been raised in connection with his/her nomination

Independent Statutory Auditors

     -   With respect to Japanese companies that have not adopted the                    Against
         U.S.-style board-with-committees structure, any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote against all nominees.

Nominating Committee

     -   Proposals that permit non-board members to serve on the nominating              Against
         committee

Retirement Bonuses

With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors:

     -   Proposals if all payments are for directors and auditors who have                 For
         served as executives of the company

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
     -   Proposals if one or more payments are for non-executive, affiliated             Against
         directors or statutory auditors; when one or more of the
         individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served

Stock Option Plans

     -   With respect to Japanese companies, proposals regarding option                  Against
         grants to independent internal statutory auditors, following the
         Agent's guidelines

Shares Reserved for Issuance of Options or Employee Share-Purchase Plans

     -   Option plans, or the issuance of shares in connection with such                 Against
         plans, that provide discounts to executives, are administered by potential grant recipients, or are markedly out of line with market practice

     -   Proposals in connection with option plans or the issuance of shares           Case-by-Case
         in connection with them in other instances

General Share Issuances

     -   Proposals to issue shares (with or without preemptive rights) in                Against
         cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval

     - Proposals in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution

Director Remuneration                                                                  Case-by-Case

     -   Proposals to approve the remuneration of directors as long as the                 For
         amount is not excessive and there is no evidence of abuse

Approval of Financial Statements and Director and Auditor Reports

     -   Management proposals seeking approval of financial accounts and                   For
         reports, unless there is concern about the

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
         company's financial accounts and reporting

Remuneration of Auditors

     -   Proposals to authorize the board to determine the remuneration of                 For
         auditors, unless there is evidence of excessive compensation relative to the size and nature of the company

Indemnification of Auditors                                                              Against

Allocation of Income and Dividends

     -   Management proposals concerning allocation of income and the                  Case-by-Case
         distribution of dividends

Stock (Scrip) Dividend Alternatives                                                        For

     -   Stock (scrip) dividend proposals that do not allow for a cash                   Against
         option unless management demonstrates that the cash option is harmful to shareholder value

Debt Issuance Requests                                                                 Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

     -   Debt issuances for companies when the gearing level is between zero               For
         and 100 percent

     -   Proposals where the issuance of debt will result in the gearing               Case-by-Case
         level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

Financing Plans

     -   Adoption of financing plans if they are in the best economic                      For
         interests of shareholders

Related Party Transactions                                                             Case-by-Case

     -   Approval of such transactions unless the agreement requests a                     For
         strategic move outside the company's charter or contains
         unfavorable terms

                                    PROPOSAL                                           GUIDELINES
---------------------------------------------------------------------------------   -----------------
Capitalization of Reserves

     -   Proposals to capitalize the company's reserves for bonus issues of                For
         shares or to increase the par value of shares

Amendments to Articles of Association                                                  Case-by-Case

     -   That are editorial in nature                                                      For

     -   Where shareholder rights are protected                                            For

     -   Where there is negligible or positive impact on shareholder value                 For

     -   For which management provides adequate reasons for the amendments                 For

     -   Which the company is required to do so by law (if applicable)                     For

     -   With respect to article amendments for Japanese companies:

         -    Management proposals to amend a company's articles to provide                For
              for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business

         -    Management proposals regarding amendments to authorize share               Against
              repurchases at the board's discretion, unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control
              threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or
              where this amendment is bundled with other amendments which are clearly in shareholders' interest (generally following the
              Agent's guidelines)

Other Business

     -   Management proposals for Other Business in connection with global               Against
         proxies, voting in accordance with the Agent's market-specific recommendations